Risk management	12 Months Ended
Dec. 31, 2022
Risk management
Risk management

48. Risk management

a)  Risk principles and culture

The Bank’s risk principles below are compulsory. They comply with regulatory requirements and are inspired by best market practices:

1.	All employees are risk managers who must understand the risks associated with their functions and not assume risks with an impact that exceeds the Bank’s risk appetite or is unknown.
2.	Involvement of senior managers, with consistent risk management and control through their conduct, actions and communications, as well as oversight of the risk culture and make sure the Bank maintain the risk profile within the defined risk appetite.
3.	Independent risk management and control functions, according to the three lines of defense model of the Bank.
4.	A forward-looking, comprehensive approach to risk management and control for all businesses and risk types.
5.	Complete and timely information to identify, assess, manage and disclose risks to the appropriate level.

The Bank’s holistic control structure stands on these principles and includes strategic tools and processes set out in the risk appetite statement, such as annual planning and budget planning, scenario analysis, the risk reporting structure and risk identification and assessment.

1.   Risk factors

The Bank's risks categorization ensures effective risk management, control and reporting. The risk framework distinguishes these key risk types:

●	Credit risk relates to financial loss arising from the default or credit quality deterioration of a customer or counterparty, to which the Bank has directly provided credit or assumed a contractual obligation.
●	Market risk results from changes in interest rates, exchange rates, equities, commodities and other market factors, and from their effect on profit or capital. It includes the structural risk relates to market movements or balance sheets behavior will change the value or profit generation of assets or liabilities in the banking book.
●	Liquidity risk occurs if liquid financial resources are insufficient or too costly to obtain in order to meet liabilities when they fall due.
●	Capital risk is the risk that arises from the possibility of having an inadequate quantity or quality of capital to meet internal business objectives, regulatory requirements or market expectations in the area of structural risk.

The Bank also takes into account, on an ongoing basis in its management of the risk function, operational, regulatory compliance, model, reputational and strategic risks.

Additionally, environmental and climate-related risk factors are considered as factors that could impact the existing risks in the medium-to-long-term. These elements include, on the one hand, those derived from the physical effects of climate change, generated by one-off events as well as by chronic changes in the environment and, on the other hand, those derived from the process of transition to a development model with lower emissions, including legislative, technological or behavior of economic agents changes.

2.   Risk governance

The Bank has a robust risk governance structure, aimed at ensuring the effective control of its risk profile in accordance with the risk appetite defined by the Board of Directors.

The Board of Directors is responsible for approving the general framework for risk management and control, including tax risks.

This governance framework is underpinned by the distribution of roles among the three lines of defense, a robust structure of committees and a strong relationship between Banco Santander México and its subsidiaries. All supported by the Bank-wide risk culture, Risk Pro.

2.1  Lines of defense

The Bank model of three lines of defense effectively manages and controls risks:

•First line: Formed by businesses and functions that take or originate exposure to risk, it recognizes, measures, controls, monitors and reports on risks according to internal risk management regulation. Risk origination must be consistent with the approved risk appetite and related limits.

•Second line: Formed by the Risk and Compliance and Conduct functions, it independently oversees and challenges the first line’s risk management. Its duties include ensuring that risks are managed according to the risk appetite defined by senior management and strengthening the risk culture throughout the Bank.

•Third line: The Internal Audit function, which is independent to ensure the Board of Directors and senior managers with high-quality and efficient internal controls, governance and risk management systems, helping to safeguard our value, solvency and reputation.

The Risk, Compliance and Conduct and Internal Audit functions are separated and independent. Each one has direct access to the Board of Directors and its committees.

2.2  Risk committee structure

The Board of Directors is ultimately responsible for risk and compliance management and control. It revises and approves the Bank's risk frameworks and appetite, while promoting a strong risk culture across the Bank. The Board of Directors relies on its risk supervision, regulation and compliance committee for risk control and on the Bank’s executive committee for risk approval.

The Bank’s Chief Risk Officer (CRO) who decides risk strategy and promotes proper risk culture, is in charge of overseeing all risks and challenging and advising business lines on risk management.

The Bank’s Chief Compliance Officer (CCO) who decides compliance and conduct strategy, is in charge of controlling the risks within their purview and must provide the Bank CRO with a complete overview on the situation of risks being monitored.

Both the Bank´s CRO and CCO have direct access, and report to the risk supervision, regulation and compliance committee and the Board of Directors.

The executive risk, risk control and compliance and conduct committees are executive committees and have been delegated powers by the Board of Directors.

Risk functions have forums and regular meetings to manage and control the risks under their scope. Their responsibilities include:

•	Reporting to the Bank’s CRO, the Bank’s CCO, the risk control committee and the compliance and conduct committee on risk management according to risk appetite;

•	Monitoring and ensuring proper management of each risk factor; and

•	Overseeing measures to comply with supervisors and auditors' expectations.

In order to establish an appropriate control environment in the management of each of the risk factors, the Risk and Compliance and Conduct functions have effective internal regulations that allow them to carry out adequate risk management and control.

General compliance committee

The committee is responsible for reviewing significant compliance and conduct risk events, and evaluating related measures. It devises and assesses corrective actions for compliance risks owing to shortcomings in management and control or new risks.

This committee is chaired by the CCO and it is composed of senior management from the Compliance & Conduct, Risk, Accounting and Management functions. The committee chair has a casting vote over committee resolutions.

The Bank may set up additional governance for special cases. Amid the COVID-19 pandemic, coordination and communication are essential to making sure the Bank´s actions are effective, underpinned by written communication, meetings, reporting and enhanced governance

The Bank monitored the pandemic intensively through special situation forums such as the credit risk war room, in addition to the Bank´s regular governance framework.

In order to steer and supervise the review process of the IBOR Reform, the Bank established the IBOR steering group. This group is responsible for driving the project's strategic direction and take the required decisions to ensure a correct transition across all the Bank’s business units. The IBOR steering group operates in accordance with the methodology defined by the Bank's Execution Project Office and is chaired by the project's sponsor, the head of Santander Corporate & Investment Banking (SCIB), with the additional support of eight senior executives.

3.   Management processes and tools

The Bank has these effective risk management processes and tools:

3.1  Risk appetite and structure of limits

Risk appetite is the volume and type of risks deemed prudent to assume for the business strategy of the Bank, even under unexpected circumstances. It considers adverse scenarios that could have a negative impact on capital and liquidity, profitability and/or the share price.

The risk appetite statement (RAS) is annually set by the Board of Directors for the Bank. The Board of Directors is responsible for approving the respective risk appetite proposals.

3.1.1 Business model and risk appetite fundamentals

The Bank's risk appetite is consistent with the risk culture and its unique business model built on customer focus, scale and diversification. At the core of the Bank´s risk appetite are:

●	A medium-low and predictable target risk profile that is centered on retail and commercial banking, internationally diversified operations and strong market share;
●	Stable, recurrent earnings and shareholder remuneration, sustained by sound capital, liquidity and sources of funding;
●	An independent risk function with active senior management that embeds a strong risk culture and drives a sustainable return on capital;
●	A global, holistic view through a meticulous control and monitoring of risks, businesses and markets;
●	A focus on products the Bank knows well;
●	A conduct model that protects the Bank's customers; and
●	A remuneration policy that reconciles employees and executives' interests to risk appetite and long-term results.

3.1.2 Risk appetite principles

The principles informing the Bank´s risk appetite are:

●	The Board of Directors and Bank’s Management responsibility for risk appetite;
●	An enterprise-wide view of risk, back-testing and challenge of risk profile based on quantitative metrics and qualitative indicators;
●	Forward-looking view based on plausible assumptions and adverse/stress scenarios to reflect the desired risk profile in the short and medium term;
●	Strategic and business plans embedded in daily management by polices and limits;
●	Common standards that align with Banco Santander (Spain); and
●	Regular reviews, best practice and regulatory requirements with mechanisms in place to keep the risk profile stable and mitigate non-compliance.

3.1.3 Structure of limits, monitoring and control

Risk appetite is expressed in qualitative terms and limits structured on these five core elements.

●	Earnings volatility:

- Maximum loss that the Bank can tolerate in an acute stress scenario.

●	Solvency:

- Minimum capital position that the Bank can tolerate in an acute stress scenario.

- Maximum leverage that the Bank can tolerate in an acute stress scenario.

●	Liquidity:

- Minimum structural liquidity position.

- Minimum liquidity horizon position that the Bank is willing to accept under a scenario of acute stress.

- Minimum liquidity coverage position.

●	Concentration:

- Concentration in single names, sectors and portfolios.

- Concentration in non-investment grade counterparties.

- Concentration in large exposures.

●	Non-financial risks:

- Maximum operational risk losses.

- Maximum risk profile.

- Non-financial risk indicators:

• Financial crime compliance (FCC).

• Cyber and security risk.

• Model risk.

• Reputational risk.

b)   Credit risk

1.   Introduction to the credit risk treatment

Credit risk refers to a potential financial loss from the default or credit quality deterioration of a customer or other third party with whom the Bank has a contractual obligation. It is the most important risk, both in terms of exposure and capital consumption. It also includes counterparty risk, country risk and sovereign risk.

Credit risk management

The Bank identifies, analyses, controls and decides on credit risk based on a holistic view of the credit risk cycle, which includes the transaction, the customer and the portfolio.

Credit risk identification is key to managing and controlling the Bank's portfolios effectively. The Bank classifies external and internal risks in each business and adopts corrective and mitigating measures when needed through these processes:

1.1 Planning

The Bank's planning helps to achieve business objectives and define specific action plans within the Bank's risk appetite framework.

Strategic commercial plans (SCP) are a management and control tool defined by the Business and Risk areas for the Bank's credit portfolios. They determine commercial strategies, risk policies, resources and infrastructure, ensuring a holistic view of the portfolios. They provide managers with an updated view of credit portfolio quality to measure credit risk, run internal controls over the defined strategy coupled with regular monitoring, detect significant deviations in risk and potential impacts, and take corrective actions when necessary. They also align with the Bank's risk appetite capital targets.

1.2. Risk assessment and credit rating

To analyze customers’ ability to meet contractual obligations, the Bank uses valuation and parameter estimation models in each of the segments. The Bank's credit quality valuation models are based on credit rating drivers, which are monitored to calibrate and adjust the decisions and ratings they assign. Depending on each segment, drivers can be:

●	Rating: resulting from the application of mathematical algorithms that have a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the credit analyst’s expert judgment. It is used for Santander Corporate and Investment Banking, corporate, institutional and small and medium-sized enterprises segments (with individualized treatment).
●	Scoring: an automatic assessment system for credit applications. It automatically assigns an individual score to each credit. A behavior score is also calculated and updated monthly to assess customer’s behavior and therefore, with other variables, determine the credit expected loss, generally in the retail and small and medium-sized enterprises segments.

The Bank's parameter estimation models follow econometric models built on the Bank's portfolios' historical defaults and losses and uses them to calculate economic and regulatory capital as well as IFRS 9 allowance for impairment losses for each portfolio.

The Bank regularly monitoring and evaluates models' appropriateness, predictive capacity, performance, granularity, compliance with policies and other related factors. The Bank reviews ratings with the latest available financial and economic information. The Bank has also increased the reviews for customers who are under closer observation or have automatic warnings in the risk management systems.

1.3. Credit risk mitigation techniques

Risk approval criteria are generally based on the borrowers’ ability to pay in fulfilment of financial obligations, notwithstanding any additional collateral or personal guarantees the Bank can require from them. To determine this, the Bank analyzes funds or net cash flows from their businesses or income with no guarantors or the assets pledged as collateral. The Bank always considers guarantors and collateral when deciding to approve a loan as a secondary means of recourse if the first channel fails.

In general, a guarantee is as a reinforcement measure added to a credit transaction to mitigate a loss due to a failure to meet a payment obligation.

The Bank has credit risk mitigation techniques for various types of customer and products. Some are for specific transactions (e.g., property) while others apply to a series of transactions (e.g., derivatives netting and collateral).

1.4. Definition of limits, pre-classifications and pre-approvals

The Bank uses strategic commercial plans to manage credit portfolios, defining limits for each of them and for new originations, in line with the Bank´s credit risk appetite and its target risk profile.

Transposing the Bank´s risk appetite to portfolio management strengthens controls over the Bank´s credit portfolios.

The Bank´s limits, pre-classifications and pre-approvals processes determine the risk that the Bank can assume with each customer. The Business and Risk areas set risk limits that are approved by the executive risk committee (or delegated committees) and should reflect a transaction’s expected risk return.

The Bank applies various limits models to each segment:

●	Large corporate are subject to a pre-classification model based on a system for measuring and monitoring economic capital. Pre-classification models express the level of risk the Bank is willing to assume in transactions with customers/groups in terms of capital at risk, nominal cap and maximum tenors. To manage limits with financial entities, the Bank uses Credit Equivalent Risk (CER), which includes actual and expected risks with customers according to risk appetite and credit policies.
●	Corporates and institutions that meet certain requirements (strong relationships, rating, etc.): The Bank uses simpler pre-classification model with an internal limit. It establishes a reference point in a customer's level of risk based on repayment capacity, overall indebtedness and a pool of banks.

Transactions with large corporates, corporates and institutions above certain limits or with special characteristics could require approval from a senior credit analyst or a committee.

●	For individual customers and small and medium-sized enterprises with low turnover, the Bank manages large volumes of credit transactions with automatic decision models to classify customers and transactions.

1.5. Scenario analysis

Scenario analysis is used in loan portfolio management as an evolution of the portfolio analysis. It enriches the understanding of the portfolio performance under different macroeconomic conditions, and allows management strategies to be anticipated and defined in order to avoid future deviations from the established plans and targets.

The approach taken with regard to scenario analysis consists of simulating the impact of alternative scenarios in the portfolio credit parameters (PD, LGD) and the associated expected credit losses. The results of this analysis are compared with the portfolio’s credit profile indicators to identify the most appropriate measures that could be developed to guide the required management actions.

Scenario analysis is integrated into credit management portfolio activities and in the strategic commercial plans.

1.6. Monitoring

Regularly monitoring business performance and comparing it to pre-defined plans is key to the Bank’s risk management. The Bank holistic monitoring of customers helps early detection of impacts on risk performance and credit quality. The Bank assigns customers a monitoring classification with a pre-defined course of action and ad hoc measures to correct any deviations. Monitoring, which considers transaction forecasts and characteristics, in addition to changes in classification, is performed by risk teams supported by the Internal Audit unit and is based on customer segmentation:

●	In the Santander Corporate and Investment Banking segment, monitoring, in the first instance, is a direct function of both the business manager and the risk analyst, who maintain the direct relationship with the customer and manage the portfolio. This guarantees an up-to-date view of the customers’ credit quality is always available and allows the Bank to anticipate situations of concern and take the necessary actions.
●	For corporates, institutions and small and medium-sized enterprises with a credit analyst assigned, the function consists of identifying and tracking customers that require closer monitoring, reviewing ratings and continuously analyzing relevant indicators.
●	For Santander Corporate and Investment Banking, corporate and institutions segments, the Bank performs the monitoring process through the Santander Customer Assessment Note (SCAN), which was implemented in the Bank since 2020
●	The Bank’s SCAN system aims to establish the level of monitoring, policies and specific actions for all individual customers, based on their credit quality and particular circumstances. Each customer is assigned a level of monitoring, and specific risk management actions, on a dynamic basis, with a specific manager appointed and agreed monitoring frequency.
●	For individual customers, businesses and smaller small and medium-sized enterprises monitoring is carried out through automatic alerts, in order to detect shifts in the performance of the portfolio.

In addition to customer credit quality monitoring, the Bank establishes the control procedures needed to analyze portfolios and performance, as well as any possible deviations regarding planning or approved alert levels.

Portfolio analysis systematically controls the evolution of credit risk with regard to budgets, limits and benchmarks, assessing the impacts of future situations, both exogenous and resulting from strategic decisions, to establish actions to keep the risk portfolio profile and volumes within the parameters set by the Bank within its risk appetite.

1.7. Recovery and collections management

The Collections and Recoveries area carries out recoveries, which are important to risk management. It defines an enterprise-wide management strategy with guidelines and general lines of action for the Bank based on the economic environment business model and other recovery conditions. Recovery management follows regulatory requirements set out on the management of non-performing and forborne exposures. In addition, the Bank applies specific policies on recovery management that include the principles of the different strategies.

The Collections and Recoveries areas directly manages customers, where value creation is based on effective and efficient collection management. New digital channels are becoming increasingly important in recovery management.

The diverse features of Bank’s customers make segmentation necessary in order to manage recoveries adequately. Mass management of large groups of customers with similar profiles and products is conducted through processes with a high technological and digital component, while personalized management focuses on customers who, because of their profile, require a specific manager and a more customized management.

Recovery management is divided into four phases: in arrears, non-performing loans recoveries, write-offs recoveries and management of foreclosed assets.

The management scope for the Recovery function includes non-productive assets (NPA), corresponding to the forborne portfolios, non-performing loans, written-off loans and foreclosed assets, where the Bank may use mechanisms to rapidly reduce the volume of these assets, such as the sale of portfolios or foreclosed assets.

In the written-off loans category, debt instruments are included (past due or otherwise) the recovery of which, after an individualized analysis, is considered remote, due to the severe and unrecoverable impairment of the solvency of the transaction or the customer. Classification in this category involves full cancellation of the gross carrying amount of the loan and its derecognition, which does not mean that the Bank interrupts negotiations and legal proceedings to recover the amounts.

1.8 Forborne loan portfolio

Forbearance is defined as the modification of the payment conditions of a transaction that allow a customer who is experiencing financial difficulties (current or foreseeable), to fulfil their payment obligations.

The Bank follows rigorous criteria for the evaluation, classification and monitoring of such transactions, ensuring the strictest possible care and diligence in their approval and monitoring. Therefore, the forbearance transaction must be focused on recovery of the amounts due and the payment obligations adapted to the customer's current position and, in addition, losses must be recognized as soon as possible if any amounts are deemed irrecoverable.

Forbearance is never used to delay the immediate recognition of losses or to hinder the appropriate recognition of risk of default.

Further, the Bank defines the classification criteria for forborne transactions in order to ensure that any risks are suitably recognized, bearing in mind that they must remain classified as non-performing or watch list for an appropriate period to ensure reasonable certainty that repayment capacity can be recovered.

Certain information regarding the forborne loan portfolio is included in Note 11.f.

1.9  Credit risk metrics

Loans and advances to customers increased 0.9% year-on-year.

Non-performing loans amounted to 21,203 million pesos as of December 31, 2022, a 6% decrease compared to December 31, 2021.

As of December 31, 2022, the non-performing loans ratio was 2.5%, a decrease of 2 basis points compared to December 31, 2021.

As of December 31, 2022, the allowance for loan losses amounted to 21,652 million pesos, 3% higher than at the end of 2021, mainly explained by the recovery in the different loan portfolios.

As of December 31, 2022, the Bank recognized in the consolidated income statement an amount of 16,100 million pesos of impairment losses on financial assets, 16.37% less than in the year 2021.

Regarding credit risks, the main indicators are also continuously monitored and maintain a robust credit quality supported by mitigation measures and volume increases.

2.   Main aggregates and variations

Following are the main aggregates relating to credit risk from the Bank’s activities with customers:

	Loans to customers (million pesos)			Non-performing loans (million pesos)			Percentage of non-performing loans by type of customer
	2020	2021	2022	2020	2021	2022	2020	2021	2022

By loan type:
Public Sector	73,016	85,256	52,094	—	—	—	—	—	—
Commercial, financial and industrial	346,075	354,554	393,612	6,530	9,937	5,587	1.9%	2.8%	1.4%
Mortgage	177,665	199,579	205,242	9,847	9,725	11,867	5.5%	4.9%	5.8%
Installment loans to individuals	116,227	122,699	147,217	5,532	2,991	3,749	4.8%	2.4%	2.5%
Revolving consumer credit card loans	53,809	53,417	63,782	2,543	1,328	1,175	4.7%	2.5%	1.8%
Non revolving consumer loans	62,418	69,282	83,435	2,989	1,663	2,574	4.8%	2.4%	3.1%
	712,983	762,088	798,165	21,909	22,653	21,203	3.1%	3.0%	2.7%

3.   Other credit risk aspects

3.1  Credit risk by activity in the financial markets

This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products, which serve the needs of the Bank’s customers.

Counterparty credit risk is the risk that the customer in a transaction could default before the definitive settlement of the cash flows of the transaction. It includes the following types of transactions: financial derivative instruments, transactions with repurchase agreement, stock lending, transactions with deferred settlement and financing of guarantees.

There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of financial derivatives) plus potential future exposure (add-on) and (ii) the calculation of exposure using Montecarlo simulation for some products. The capital at risk or unexpected loss is also calculated, i.e., the loss which, once the expected loss has been subtracted, constitutes the economic capital, net of guarantees and recoveries, and expected loss.

After the markets close, exposures are re-calculated by adjusting all transactions to their new time frame, adjusting the potential future exposure and applying mitigation measures (netting, collateral, etc.), so that the exposures can be controlled directly against the limits approved by the Bank’s Management. Risk control is performed through an integrated system and in real time, enabling the exposure limit available with any counterparty, product and maturity to be known at any time.

3.2  Concentration risk

Concentration risk control is a vital part of management. The Bank continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographical areas, economic sectors, products and groups of customers.

The Board of Directors, via the risk appetite framework, determines the maximum levels of concentration.

In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in the Bank’s credit risk portfolios.

The concentration risk is subject to CNBV regulations on “Large Exposures” as follows:

a)	As of December 31, 2021 and 2022, there is no financing granted to debtors or groups of individuals or entities representing a joint risk in an amount that exceeds 40% of the Bank’s Basic Capital (of the quarter immediately preceding the reporting date).
b)	As of December 31, 2022, there are two loans granted to debtors (the first of 66,520 million pesos and the second of 25,103 million pesos) representing individually an amount greater than 10% of the Bank’s Basic Capital (of the quarter immediately preceding the reporting date). The first one is granted to Santander Consumo, a subsidiary of the Bank, and it was eliminated for consolidation purposes in these consolidated financial statements.
c)	As of December 31, 2021, assets and liabilities transactions with the three main debtors or groups of individuals representing a joint risk for the aggregate amount of 44,816 million pesos that represent 31.56% of the Bank’s Basic Capital.
d)	As of December 31, 2022, assets and liabilities transactions with the three main debtors or groups of individuals representing a joint risk for the aggregate amount of 46,826 million pesos that represent 40.80% of the Bank’s Basic Capital.

Higher-Risk Loans

The Bank does not have any significant exposure to higher-risk loans. The loan portfolio is focused on retail banking with a medium-low risk profile and with broad diversification by segment. 48% of the Bank´s net customer loans are secured, mostly by real estate collateral.

Mortgages to individuals represent approximately 24% of the Bank´s net customer loans, with a low risk profile, low non-performing loans ratios and an adequate coverage ratio.

Among other factors, this is due to the fact that these loans are mainly first residence mortgages and subject to a rigorous assessment of credit risk and affordability. The admission process assesses both the current and future payment capacity of the customer, evaluating if the customer’s disposable income will most likely be enough to meet the loans’ instalments.

Certain mortgage portfolios that may present higher risks than others (interest only, flexible loans, loans with loan-to-value greater than 100%, buy to let), are subject to even more strict lending policies to mitigate their risks. Furthermore, they represent a low percentage of the Bank´s loan portfolio, and their performance is continuously monitored to ensure an adequate control.

3.3  Sovereign risk and exposure to other public sector entities

Sovereign risk is the risk contracted in transactions with the Central Bank (including the regulatory cash reserve requirement – compulsory deposits), issuer risk from public debt portfolio and the risk arising from transactions with public institutions with the following features: their funds only come from the state’s budgeted income and the activities are of a non-commercial nature.

The Bank’s sovereign exposure is mostly in pesos. This exposure is recognized in the consolidated balance sheet and concentrated 46% in short and medium-term maturities.

Over the past few years, total exposure to sovereign risk has remained aligned with the regulatory requirements and strategic reasons that support the management of this portfolio.

Regarding the deterioration measurement of these exposures, the Bank has evaluated methodologies and criteria in accordance with IFRS 9 general criteria, integrating common processes, systems, tools and data that are used both for accounting purposes and for capital adequacy.

In case of sovereign risk, the few default cases existing over the last decades only reflect the possibility of a potential unexpected loss that, due to its scarcity, cannot be modelled. Consequently, for this type of sovereign risk, the expected loss is considered irrelevant in consistency with unexpected loss.

c)   Trading market risk, structural and liquidity risk

1.    Activities subject to market risk and types of market risk

Activities exposed to market risk encompass transactions where risk is assumed as a consequence of potential changes in interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices, volatility and other market factors; the liquidity risk from the Bank’s products and markets, and the balance-sheet liquidity risk. Therefore, they include trading risks and structural risks:

●	Interest rate risk arises from movements in interest rates that reduce the value of a financial instrument, a portfolio or the Bank as a whole. It can affect loans, deposits, debt securities, most assets and liabilities in the trading books and financial derivatives, among others.
●	Inflation rate risk arises from movements in inflation that can reduce the value of a financial instrument, a portfolio or the Bank as a whole. It can affect instruments such as loans, debt securities and financial derivatives, where the return is linked to future inflation values or to a change in the current rate.
●	Exchange rate risk is the possibility of loss because the currency of a long or open position will depreciate against the base currency.
●	Equity risk is the possibility of loss from open positions in securities if their market price or expected future dividends fall. It affects shares, stock market indices, convertible bonds and derivatives with shares as the underlying asset (put, call, equity swaps, among others.).
●	Credit spread risk is the possibility of loss from open positions in fixed-income securities or credit derivatives if their yield curve, or the recovery rate of their issuer or type change. A spread is the yield difference between financial instruments against a benchmark (e.g. the internal rate of return (IRR) of government bonds and interbank interest rates).
●	Volatility risk is the possibility of loss caused by movements in interest rates, exchange rates, the stock market, credit spreads and other risk factors affecting portfolio value. It is inherent to all financial instruments whose value considers volatility (especially options contracts)

Financial derivative contracts (such as options, futures, forwards and swaps) can mitigate market risks partially or fully.

Additionally, other more complex hedging market risks are considered, such as correlation risk, market liquidity risk, prepayment or cancellation risk, and underwriting risk.

Balance sheet liquidity risk (unlike market liquidity risk) is the possibility of loss caused by forced disposal of assets or cash flow imbalance if the Bank meets its payment obligations late or at excessive cost. It can cause losses by forced asset sales or impacts on margins due to the mismatch between expected cash inflows and outflows.

Pension and actuarial risks also depend on market variables.

2.   Trading market risk management

Management limits and control system

Market risk functions monitor market risk positions on a daily basis to ensure that they remain within the approved management limits. In addition, daily monitoring is performed to assess the performance of market risk metrics and any major changes. Periodic reports are produced and distributed based on this assessment to ensure the proper monitoring of market risk activities within the Bank and to inform the Bank’s Management and other internal and external stakeholders.

Setting the aforementioned trading market risk limits is a dynamic process, which is determined by the Bank’s predefined risk appetite levels. This process is part of the annual limits plan that is fostered by the Bank’s Management.

The market risk limits are established based on different metrics and are intended to cover all activities subject to market risk from many perspectives, applying a prudent approach. The main ones are:

●	Value at Risk (VaR) and Stressed VaR limits.
●	Limits of equivalent and/or nominal positions.
●	Interest rate sensitivity limits.
●	Vega limits.
●	Delivery risk limits for short positions in securities (fixed income and securities).
●	Limits to constrain the volume of effective losses or protect results generated during the period:
-	Loss trigger.
-	Stop loss.
●	Credit limits:
-	Total exposure limit.
-	Jump to default by issuer limit.
-	Others.
●	Limits for origination transactions.

These general limits are complemented by other sub-limits to establish a sufficiently granular structure that allows for effective control of the market risk factors to which the Bank is exposed in its trading activities. Positions are monitored on a daily basis at the trading desk level with an exhaustive control of those changes observed in both portfolios and trading desks, to identify any potential events that might need immediate correction, and thus comply with the Section 619 of the Dodd-Frank Act (Volcker Rule).

The limits are established based on the scope of approval and control. The limits are requested by the business executive, considering the particular nature of the business and the established budget targets, seeking consistency between the limits and the risk/return ratio. The limits are approved by the corresponding risk bodies as defined in their governance process.

Business units must comply with the approved limits at all times. In the event of a limit being breached, the business executives have to explain, in writing and on the same day, the reasons for the excess and the action plan to correct the situation, which in general could consist of reducing the position until it reaches the defined limits or setting out the strategy that justifies a limit increase.

Methodologies

a) Value at Risk

The standard methodology applied in the Bank for risk management and control purposes related to its trading activities is Value at Risk (VaR), which measures the maximum expected loss with a certain confidence level and period.

The standard for historic simulation is a confidence level of 99% and a one-day period. Statistical adjustments are applied enabling the most recent developments affecting the levels of risk assumed to be incorporated efficiently and on a timely manner. A period of two years or at least 520 days from the reference date of the VaR calculation is used. Two figures are calculated every day: one applying an exponential decay factor that accords less weight to the observations furthest away in time and another with the same weight for all observations. The higher of the two is reported.

Simultaneously the Value at Earnings (VaE) is calculated, which measures the maximum potential gain with a certain level of confidence and specific period, applying the same methodology as for VaR.

b) Stressed VaR (sVaR)

In addition to standard VaR, Stressed VaR (sVaR) is calculated daily for the main portfolios. The calculation methodology is the same as for VaR, with the two following exceptions:

●	The historical observation period for the factors: when calculating stressed VaR a window of 260 observations is used, rather than 520 for VaR. However, this is not the most recent data: instead, the data used is from a continuous period of stress for the portfolio in question. This is calculated for each major portfolio by analyzing the history of a subset of market risk factors selected based on expert judgment and the most significant positions in the books.
●	Unlike VaR, stressed VaR is obtained using the percentile with uniform weighting, not the higher of the percentiles with exponential and uniform weightings.

c) Gauging and backtesting measures

Regulation establishes that the VaR model should accurately capture all material risks. Given that Value at Risk uses statistical techniques under normal conditions, for a certain confidence level and for a defined time horizon, the maximum potential loss estimated can differ from real losses. Therefore, the Bank regularly analyzes and contrasts the accuracy of the VaR calculation model to confirm its reliability.

Backtesting is designed to assess the general quality or effectiveness of the risk measurement model by comparing the VaR measures with Profit and Loss (P&L) results. The Bank performs a Theoretical P&L backtesting analysis, which is calculated using the market risk calculation engine, without taking into account intra-day results, changes in portfolio positions or the passage of time (Theta). This P&L is used exclusively to test the quality of the VaR model.

Regulatory backtesting is performed on a daily basis at least at the overall portfolio unit level and one portfolio level below. Internal (not regulatory) backtesting exercises are performed daily, weekly or monthly based on its granularity of the portfolio level considered.

The number (or proportion) of over shootings registered is one of the most intuitive indicators in order to establish the goodness of fit of a model. Regulatory backtesting is calculated for a historic period of one year (250 days) and at a VaR confidence level of 99%. Between two and three over shootings per year are expected.

For Theoretical P&L backtesting and for the total portfolio, the results are as follows:

In 2020, there were two exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2020, there were one Value at Earnings (VaE) break (i.e., days when the daily gain exceeded VaE).

In 2021, there was one exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2021, there were four VaE break (i.e., days when the daily gain exceeded VaE).

In 2022, there was one exception to 99% VaR (i.e., days when the daily loss exceeded VaR). During 2022, there was one VaE breaks (i.e., days when the daily gain exceeded VaE).

The number of exceptions is consistent with the assumptions specified in the VaR calculation model.

d) Credit Valuation Adjustment (CVA) and Debt Valuation Adjustment (DVA)

The Bank incorporates CVA and DVA when calculating the trading portfolio results. The CVA is a valuation adjustment for OTC financial derivatives, resulting from the risk associated with the credit exposure assumed with each counterparty.

It is calculated taking into account the potential exposures with each counterparty at each future maturity. The CVA for a particular counterparty is the sum of the CVA for all its maturities. To calculate this metric, the following inputs are considered: expected exposure, loss given default, probability of default and a discount factor curve.

Debit valuation adjustment (DVA) is a valuation adjustment similar to the CVA, but in this case because of the Bank’s risk that the counterparties assume in OTC financial derivatives.

3.   Trading market risk key metrics

VaR analysis

During the year, the Bank continued its strategy of focusing its trading activity on customer business, minimizing, where possible, exposure to directional risk in net terms and maintaining its diversification by risk factor.

The average daily Total VaR of the Bank’s market trading operations in 2020 stood at 165 million pesos, higher than that for 2019 at 66 million pesos. In 2020, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2020. At the end of December 2020, VaR stood at 74 million pesos.

Average daily Total VaR increased by 99 million pesos with respect to 2019. This increment was concentrated in interest rate VaR, where the average daily increased from 43 million pesos to 86 million pesos. The average daily equity VaR and exchange rate VaR increased from 3 million pesos to 5 million pesos and 41 million pesos to 127 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that VaR during 2020 remained at levels below the limit of 277 million pesos. During the first semester of 2020, the average daily total VaR was 181 million pesos. VaR stayed in levels between 55 million pesos and 378 million pesos.This was a result of great uncertainty and high volatility in local and global markets due to the COVID-19 pandemic.

During the second semester of 2021, the average daily Total of VaR was 150 million pesos. VaR stayed in levels between 70 million pesos and 207 million pesos in the second semester, as a result of lower volatility observed in the different risk factors (foreign exchange and interest rates). The reduction in volatility was because the participants in the market, reducing the uncertainty and effects that it would cause on different markets, could assimilate the impact of the COVID-19 pandemic.

The average daily Total VaR of the Bank’s market trading operations in 2021 stood at 50 million pesos, lower than that for 2020 at 165 million pesos. In 2021, the changes in VaR were due mainly to changes in the interest rate risk factor and foreign exchange risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2021. At the end of December 2021, VaR stood at 41 million pesos.

Average daily Total VaR decreased by 115 million pesos with respect to 2020. This decrement was concentrated in interest rate VaR, where the average daily decreased from 86 million pesos to 51 million pesos. The average daily equity VaR and exchange rate VaR decreased from 5 million pesos to 2 million pesos, and 127 million pesos to 14 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that the levels of VaR for the majority of 2021 remained at levels below the limit of 239 million pesos. During the first semester of 2021, the average daily total VaR was 54 million pesos and during the second semester of 2021, the average daily Total VaR was 46 million pesos, VaR stayed in levels between 24 million pesos and 85 pesos. in the second semester, as a result of interest rates increase expectation and volatility in the movements at foreign exchange risk factor.

The average daily Total VaR of the Bank’s market trading operations in 2022 stood at 41 million pesos, lower than that for 2021 at 50 million pesos. In 2022, the changes in VaR were due mainly to changes in the interest rate risk factor as a result of the trading book’s strategy. VaR modeling did not change during 2022. At the end of December 2022, VaR stood at 41 million pesos.

Average daily Total VaR decreased by 9 million pesos with respect to 2021. This decrement was concentrated in interest rate VaR, where the average daily decreased from 51 million pesos to 38 million pesos. The average daily equity VaR and exchange rate VaR decreased from 2 million pesos to 1 million pesos, and 14 million pesos to 15 million pesos, respectively.

The risk assumption profile, in terms of VaR and results, showed that the levels of VaR for the majority of 2022 remained below at levels below the limit of 208 million pesos. During the first semester of 2022, the average daily total VaR was 43 million pesos. VaR stayed in levels between 26 y 103 million pesos as a result of the interest rates increase expectations and foreign exchange volatility. VaR volatility is derived from the Russian – Ukraine conflict.

During the second semester of 2022, the Mexican Central Bank aggressively increased the interest rates to target the high inflation levels and did not lower the interest rates levels for the remainder of 2022. As a result, the average daily total VaR was 38 million pesos, VaR stayed in levels between 25 million pesos and 57 million pesos.

Financial derivatives risk management

The Bank’s financial derivatives activity is mainly focused on the sale of investment products and hedging risks for customers. Risk management is focused on ensuring that the net open risk is the lowest possible.

These transactions include options on equities, fixed income and exchange rates.

Exposures related to complex structured assets

The Bank does not have exposure to instruments or complex structured assets, a management culture for which prudence in risk management is one of its hallmarks in risk management.

The Bank’s policy for approving new transactions involving complex structures remains very prudent and conservative. It is subject to strict supervision by the Bank’s Management. Before approving a new transaction, product or underlying asset, the CRO verifies:

-	The existence of an appropriate valuation model to monitor the value of each exposure: mark-to-market, mark-to-model or mark-to-liquidity.
-	The availability in the market of observable data (inputs) needed to be able to apply this valuation model.

In addition, provided these two conditions be met:

-	The availability of adequate systems, duly adapted to calculate and monitor every day the results, positions and risks of new transactions.
-	The degree of liquidity of the product or underlying asset, in order to make possible their coverage when deemed appropriate.

4.   Structural balance sheet risk management

Management of structural liquidity

Structural liquidity management aims to finance the Bank’s recurring activity in optimum conditions of maturity and cost and avoid assuming undesired liquidity risks.

Given the retail nature of the Bank, branches have continued taking deposits following the selective financing strategy of the Bank considering their costs.

Notwithstanding the aforementioned, the Bank has maintained frequent issuance activity in the wholesale funding markets during 2022 in order to continue strengthening their liquidity position and presence in the markets.

All these actions have contributed to strengthen the Bank’s balance sheet and helped to maintain an appropriate liquidity position.

The main aspects in relation to structural management of liquidity during 2022 were:

●	Adequate position of structural liquidity. The Bank is essentially a retail bank. Therefore, customer deposits are the main source of funds in the financing structure. These deposits, together with debt instruments, enable the Bank to address most of its liquidity needs.
●	High capacity to obtain liquidity on the balance sheet. The reserve includes deposits in the Central Banks and cash, unencumbered sovereign debt, undrawn credit lines granted by the Central Bank, as well as other assets eligible as collateral and other undrawn credit lines in development banks), all of which reinforce the solid liquidity position of the Bank.

The Bank exhibits both Liquidity Coverage Ratio (LCR) well above the 100% regulatory limit and a Net Stable Funding Ratio (NSFR) also well above 100%.

●	Access to wholesale markets for liquidity based on short and long-term ratings.
●	Moderate use of assets as security for structural balance-sheet funding sources.

The Bank performs a continuous internal process to ensure the adequacy of both, its liquidity position and the management, measurement, monitoring and control of its liquidity risk (Internal Liquidity Adequacy and Assessment Process - ILAAP).

All these processes, which are forward-looking and integrated into the decision-making and management process, risk management and risk appetite, liquidity planning and overall strategy, have the ultimate objective of ensuring that the Bank has and will have adequate liquidity resources to meet their obligations under both normal and stressed conditions and over an appropriate set of time horizons, taking into account all material sources of liquidity risk.

Limits management and control systems

The policies of senior management dictate mechanisms to monitor and control structural risk according to regulatory requirements and the Bank’s risk appetite. The mechanisms consider sub-types of structural risk and their implications, contingencies and interrelations.

The Structural Risk function’s role in the second line of defense is to ensure structural risks are understood, controlled and reported to senior management according to established governance:

o	It sets interest rate risk metrics and reviews and challenges structural risk appetite and limits proposed by the first line of defense.
o	It oversees the first line of defense’s structural risk management and checks compliance with set limits.
o	It regularly reports on risk profile to senior management and issues guidelines to business lines about measures it deems necessary.
o	It evaluates and challenges commercial proposals and gives senior management information to understand the interest rate risk of the Bank’s businesses and operations.
o	It confirms proper structural risk procedure, in addition to formulating and overseeing models and policies.

Like market risk, structural risk also has an annual plan framework to set structural balance sheet risk limits according to risk appetite.

The main limits are:

●	Balance sheet structural interest rate risk:
-	Limit on the sensitivity of net interest income over a one-year horizon.
-	Limit on the sensitivity of the value of equity.
-	Limit on the market value of Asset-Liability Committee (ALCO) portfolios under stress scenarios and that given their accounting classification (fair value with changes in equity) could have an impact on shareholders' equity.
●	Structural exchange rate risk:
-	Limit on the net permanent position of the core capital ratio.
-	Limit on individual hedge required for each currency.

Business lines’ risk managers must prove explanations for potential limit and sub-limit breaches as well as an action plan to correct them.

Methodologies and other key details

a) Structural interest rate risk

As part of structural risk, interest rate risk in the banking book (IRRBB) is the main source of balance sheet risk.

The Bank measures the potential impact of interest rate movements on Economic Value of Equity (EVE) and Net Interest Margin (NIM). Because changing rates may generate impacts, the Bank must manage and control many subtypes of interest rate risk, such as repricing risk, curve risk, basis risk and option risk (e.g. behavioral or automatic). Interest rate risk in the balance sheet and market conditions and outlooks could necessitate certain financial measures to achieve the Bank's desired risk profile. The metrics that the Bank uses to monitor IRRBB include NIM and EVE sensitivity to interest rate movements.

b) Interest rate gap on assets and liabilities

This is the basic concept for identifying the Bank’s interest rate risk profile and it measures the difference between the volume of sensitive assets and liabilities on and off balance sheet that re-price (i.e. that mature or are subject to rate revisions) at certain times (called, buckets). This provides an immediate approximation of the sensitivity of the Bank’s balance sheet and its net interest income and equity value to changes in interest rates.

c) Net interest income sensitivity

NIM is calculated as the difference between income from interest on assets and the interest cost of liabilities in the banking book over a given time horizon of one year. NIM sensitivity is the difference between the NIM calculated under a selected scenario and the NIM calculated under a base scenario. Therefore, there may be as many NIM sensitivities as there are scenarios considered. This metric allows for the identification of short-term risks, and it is complementary to the EVE sensitivity.

d) Economic value of equity sensitivity

This measures the interest rate risk implicit in equity value, which for the purposes of interest rate risk is defined as the difference between the net current value of assets and the net current value of outstanding liabilities, based on the impact that a change in interest rates would have on those current values. EVE sensitivity is obtained as the difference between the EVE calculated under a selected scenario and the one calculated under a base scenario. Therefore, there may be as many EVE sensitivities as there are scenarios considered. This metric allows for the identification of long-term risks and it is complementary to NIM.

e) Treatment of liabilities with no defined maturity

Under the Bank´s model, the total volume of account balances with no maturity is divided between stable and unstable balances, which are obtained from a model based on the relationship between balances and their own moving averages.

From the methodology described above and, an exponential time decay simplified model for the stable part, the monthly cash flows are obtained and used to calculate NIM and EVE sensitivities.

f) Pre-payment treatment for certain assets

The potential pre-payment risk mainly affects fixed-rate mortgages. This risk is modelled and included in the metrics used to monitor the risk appetite.

g) Value at Risk

For balance sheet activity and investment portfolios, this is defined as the 99% percentile of the distribution function of losses in equity value, calculated based on the current market value of positions and returns over the last two years, at a particular level of statistical confidence over a certain time horizon. As with trading portfolios, a period of two years or at least 520 days from the reference date of the VaR calculation is used.

h) Structural foreign exchange rate risk

These activities are monitored via position measurements and results, on a daily basis.

i) Structural equity risk

These activities are monitored via position measurements, VaR and results, on a monthly basis.

5. Structural balance sheet risks key metrics

The market risk profile inherent to the Bank’s balance sheet, in relation to its asset volumes and shareholders’ equity, as well as the budgeted net interest income, remained moderate in 2022, in line with previous years.

The interest rate risk originated by commercial banking is transferred for management purposes – through an internal risk transfer system – to the Financial area, which is responsible for Bank’s structural risk management generated by interest rate fluctuations.

The Bank’s usual practice is to measure interest rate risk by using statistical models, relying on mitigation strategies for structural risk using interest rate instruments, such as fixed income bond portfolios and financial derivative instruments to maintain the risk profile at levels that are appropriate to the risk appetite approved by the Board of Directors.

Structural interest rate risk

The interest rate risk in the balance sheet management portfolios, measured in terms of NIM sensitivity at one year to a parallel increase of hundred basis points in the yield curve, remained stable throughout 2020 under 1,000 million pesos, mainly due to the short-term re-pricing of the loan portfolio. At the end of December 2020, the risk consumption measured in terms of hundred basis points MVE sensitivity stood under 3,700 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2020. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	208,892	97,682	224	10	—	—	—	—	110,976
Loans	842,579	391,465	51,416	29,398	40,954	110,704	59,480	158,690	473
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	2,324	—	—	—	—	—	—	—	2,324
Securities	612,958	92,700	10,420	18,633	12,072	120,979	50,809	93,965	213,379
Permanent	17,838	—	—	—	—	—	—	—	17,838
Other Assets	2,432,847	—	—	—	—	—	—	—	2,432,847
Total Balance Sheet Assets	4,117,438	581,847	62,060	48,041	53,026	231,683	110,289	252,655	2,777,837
Money Market	(415,269)	(136,167)	(25)	—	—	(35)	—	—	(279,042)
Deposits	(712,440)	(538,576)	(28,189)	(7,546)	(38,605)	(40,318)	—	(59,206)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(234,391)	(71,773)	(13,809)	(8,311)	(5,645)	(65,572)	(39,636)	(8,094)	(21,552)
Equity	(158,338)	—	—	—	—	—	—	—	(158,338)
Other Liabilities	(2,421,345)	—	—	—	—	—	—	—	(2,421,345)
Total Balance Sheet Liabilities	(3,941,783)	(746,516)	(42,023)	(15,857)	(44,250)	(105,925)	(39,636)	(67,300)	(2,880,277)
Total Balance Sheet Gap	175,655	(164,669)	20,037	32,184	8,776	125,758	70,653	185,355	(102,440)
Total Off-Balance Sheet Gap	(27,858)	96,078	(518)	(7,124)	(1,257)	(16,773)	(20,744)	(77,053)	(466)
Total Structural Gap		(68,591)	19,519	25,060	7,519	108,985	49,909	108,302	(102,906)
Accumulated Gap	—	(68,591)	(49,072)	(24,012)	(16,493)	92,492	142,401	250,703	147,797

The interest rate risk in the balance sheet management portfolios, measured in terms of NIM sensitivity at one year to a parallel increase of hundred basis points in the yield curve, remained stable throughout 2021 under 350 million pesos, mainly due to the short-term re-pricing of the loan portfolio. At the end of December 2021, the risk consumption measured in terms of hundred basis points MVE sensitivity stood under 3,000 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2021. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	107,529	40,153	36	—	—	—	—	—	67,340
Loans	1,011,713	415,520	56,759	41,235	52,466	147,987	82,115	203,678	11,953
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	4,368	—	—	—	—	—	—	—	4,368
Securities	592,439	87,765	44,143	15,045	9,531	138,771	127,591	43,135	126,458
Permanent	18,931	—	—	—	—	—	—	—	18,931
Other Assets	2,550,757	—	—	—	—	—	—	—	2,550,757
Total Balance Sheet Assets	4,285,737	543,438	100,938	56,280	61,997	286,758	209,706	246,813	2,779,807
Money Market	(237,962)	(136,942)	(203)	(119)	(37)	(6)	—	—	(100,655)
Deposits	(773,147)	(316,556)	(25,179)	(8,115)	(104,567)	(152,067)	—	(166,663)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(207,558)	(45,398)	(2,677)	(6,338)	(26,383)	(37,397)	(62,168)	(7,745)	(19,452)
Equity	(165,539)	—	—	—	—	—	—	—	(165,539)
Other Liabilities	(2,577,883)	—	—	—	—	—	—	—	(2,577,883)
Total Balance Sheet Liabilities	(3,962,089)	(498,896)	(28,059)	(14,572)	(130,987)	(189,470)	(62,168)	(174,408)	(2,863,529)
Total Balance Sheet Gap	323,648	44,542	72,879	41,708	(68,990)	97,288	147,538	72,405	(83,722)
Total Off-Balance Sheet Gap	16,348	85,733	(353)	(7,870)	5,373	936	(52,397)	(15,036)	(38)
Total Structural Gap		130,275	72,526	33,838	(63,617)	98,224	95,141	57,369	(83,760)
Accumulated Gap	—	130,275	202,801	236,639	173,022	271,246	366,387	423,756	339,996

The interest rate risk in the balance sheet management portfolios, measured in terms of NIM sensitivity at one year to a parallel increase of hundred basis points in the yield curve, remained stable throughout 2022 under 500 million pesos, mainly due to the short-term re-pricing of the loan portfolio. At the end of December 2022, the risk consumption measured in terms of hundred basis points MVE sensitivity stood under 2,500 million pesos.

The table below shows in millions of pesos the distribution of interest rate risk by maturity as of December 31, 2022. The reported amounts include estimated interest on fixed and variable rate instruments. Interest on variable rate instruments is determined using the rate in effect as of the balance sheet date for the first scheduled interest payment and amounts are determined based on the contractual spread for each period thereafter.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	130,928	47,853	—	—	—	—	—	—	83,075
Loans	1,156,551	457,396	62,232	47,152	72,844	191,785	105,972	185,834	33,336
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	4,287	—	—	—	—	—	—	—	4,287
Securities	606,595	20,336	74,919	13,451	16,256	130,150	146,119	25,853	179,511
Permanent	12,794	—	—	—	—	—	—	—	12,794
Other Assets	2,830,134	—	—	—	—	—	—	—	2,830,134
Total Balance Sheet Assets	4,741,289	525,585	137,151	60,603	89,100	321,935	252,091	211,687	3,143,137
Money Market	(232,148)	(126,156)	(70)	(33)	(52)	(18)	—	—	(105,819)
Deposits	(852,714)	(282,371)	(30,164)	(30,052)	(103,999)	(203,423)	—	(202,705)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(234,697)	(75,556)	(6,376)	(11,100)	(32,087)	(45,344)	(24,593)	(10,276)	(29,365)
Equity	(166,838)	—	—	—	—	—	—	—	(166,838)
Other Liabilities	(2,794,488)	—	—	—	—	—	—	—	(2,794,488)
Total Balance Sheet Liabilities	(4,280,885)	(484,083)	(36,610)	(41,185)	(136,138)	(248,785)	(24,593)	(212,981)	(3,096,510)
Total Balance Sheet Gap	460,404	41,502	100,541	19,418	(47,038)	73,150	227,498	(1,294)	46,627
Total Off-Balance Sheet Gap	111,813	134,000	1,336	2,524	9,324	(2,520)	(117,351)	(11,824)	96,324
Total Structural Gap		175,502	101,877	21,942	(37,714)	70,630	110,147	(13,118)	142,951
Accumulated Gap		175,502	277,379	299,321	261,607	332,237	442,384	429,266	572,217

Structural foreign exchange rate risk

Structural exchange rate risk arises from Bank’s transactions in foreign currencies.

The management of this risk is dynamic and seeks to limit the impact on the core capital ratio of foreign exchange rate movements.

In 2022, hedging of the core capital ratio for foreign exchange rate risk were kept under established limits. The Bank´s objective is to maintain the structural exchange-rate risk hedged with a management limit established by each foreign currency where the entity is exposed to, aligned with the correspondent positions.

Structural equity risk

The Bank maintains equity positions in its banking book in addition to those of the trading portfolio. These positions are maintained as equity instruments or as equity stakes, depending on the percentage owned or control.

As of December 31, 2022, the Bank does not maintain any equity positions in its banking book.

6.   Liquidity risk management

The Liquidity risk function’s role in the second line of defense is to ensure liquidity risks are understood, controlled and reported to senior management and across the Bank according to established governance:

o	It determines liquidity risk and provides detailed measurements of current and emerging risks.
o	It sets liquidity risk metrics, and reviews and challenges liquidity risk appetite and limits proposed by the first line of defense.
o	It oversees the first line of defense’s liquidity risk management; measures how long business will remain within risk appetite limits; and checks compliance with liquidity risk limits.
o	It reports to governing bodies on risk, risk appetite and exceptions.
o	It evaluates and challenges commercial and business proposals, and gives senior management and business units the information they need to understand the Bank’s liquidity risk.
o	It provides a comprehensive overview of our liquidity risk exposure and profile.
o	It makes sure the liquidity risk procedures in place are appropriate to manage business within risk appetite limits.

Methodologies and key other key details

The Bank measures liquidity risk using a range of tools and metrics that account for the risk factors identified within this risk.

a) Liquidity buffer

The buffer is a portion of the total liquidity available to an entity to deal with potential withdrawals of funds (liquidity outflows) that may arise as a result of periods of stress. Specifically, a buffer consists of a set of unencumbered liquid resources that are available for immediate use and capable of generating liquidity promptly, without incurring any loss or excessive discount. The Bank uses the liquidity buffer as a tool that forms part of the calculation of most liquidity metrics.

b) Liquidity Coverage Ratio

LCR has a regulatory definition and is intended to reinforce the short-term resistance of banks’ liquidity risk profile by ensuring that they have available sufficient high-quality liquid assets to withstand a stress scenario (idiosyncratic stress or market stress) of considerable severity for thirty calendar days.

The monitoring and surveillance of compliance with this standard is responsibility of the Mexican Central Bank, which, within the scope of its competence, jointly issued with the CNBV on December 31, 2014, the General Provisions on Liquidity Requirements for Banking Institutions (hereinafter, the "Liquidity Requirements") (Disposiciones de carácter general sobre los Requerimientos de Liquidez para las Instituciones de Banca Múltiple) applicable to the calculation, elements and scenarios of the Liquidity Coverage Ratio, in accordance with the guidelines established by the Basel Committee on Banking Supervision in October 2014.

The objectives of the liquidity requirements are as follows:

●	To anticipate that banking institutions in Mexico has available liquid assets with high credit quality to manage their obligations and liquidity necessities along thirty days.
●	To establish a liquidity coverage ratio as per a methodology in line with the international standards, which must include all foreign currencies.
●	To include both on and off balance transactions in the liquidity coverage ratio calculation, as long as those transactions represent a liquidity potential risk for banking institutions.
●	To anticipate that banking institutions in Mexico consolidate their subsidiaries, which core business, relates to financial operations.

The liquidity coverage ratio is the result of dividing the liquid assets by the net cash flow.

c) Wholesale gap metric

This metric measures the number of days the Bank would survive using its liquid assets to cover the liquidity losses assuming non-renewable wholesale financing outflows for a determined liquidity horizon. In addition, it is also used as an internal short-term liquidity metric helping to reduce the risk of dependence on wholesale funding.

d) Net Stable Funding Ratio (NSFR)

NSFR is one of the metrics used by the Bank to measure long-term liquidity risk. It is a regulatory metric defined as the coefficient of the available amount of stable funding and the required amount of stable funding. This metric requires banks to maintain a solid balance sheet where assets and off-balance sheet activities are funded with stable liabilities.

This ratio seeks to reduce the liquidity risk for a longer time horizon, by requiring the banks that finance their activities through stable sources of financing, in accordance with the liquidity and maturity of its assets, mitigating the risk of episodes of liquidity stress in the future, and also prevents excessive dependence on sources of short-term wholesale financing.

The monitoring and surveillance of compliance with this standard is responsibility of the Mexican Central Bank, which, within the scope of its competence, jointly issued with the CNBV on December 31, 2014, the Liquidity Requirements applicable to the calculation, elements and scenarios of the Net Stable Funding Ratio, in accordance with the guidelines established by the Basel Committee on Banking Supervision in October 2014.

e) Other liquidity indicators

Aside from traditional liquidity risk measurement tools for short-term risk and long-term or funding risk, the Bank has constructed a range of additional liquidity indicators that supplement the conventional tool-set and measure other liquidity risk factors not otherwise covered. These indicators include concentration metrics, such as top one and five funding providers, or distribution of funding by maturity date.

f) Liquidity scenario analysis

The Bank uses four standard scenarios as liquidity stress tests:

i.	An idiosyncratic scenario featuring events that adversely affect the Bank alone;
ii.	A local market scenario, which considers events that have serious adverse effects on the financial system or real economy of the country;
iii.	A global market scenario, which considers events that have serious adverse effects on the global financial system; and
iv.	A combined scenario, coupling idiosyncratic events with severe (local and global) market events arising simultaneously and interactively.

The Bank uses the outcomes of the stress scenarios in combination with other tools to determine risk appetite and support business decision-making.

g) Liquidity early warning indicators (EWI)

The system of liquidity early warning indicators (EWI) comprises quantitative and qualitative indicators that enable the Bank to foresee liquidity stress situations and potential weaknesses in the Bank’s funding and liquidity structure. EWI are both external (environmental) and internal, respectively relating to market financial variables and to the Bank’s own actions.

h) Intraday liquidity metrics

The Bank follows Basel regulation and calculates several metrics and stress scenarios for intraday liquidity risk to maintain a high level of control.

7.   Liquidity risk key metrics

The Bank has a strong liquidity and financing position and maintains large buffers of highly liquid assets.

Since the beginning of the COVID-19 pandemic, liquidity has been closely monitored and preventive management measures were carried out to strengthen it.

As of December 31, 2022, the Bank’s LCR ratio was 196.60%, complying with the Bank´s desired risk profile and well above the regulatory minimum established.

The Bank has an effective management of its liquidity buffers to face the challenge of maintaining a proper liquidity profile (regulatory limits) while protecting the profitability of the balance sheet.

Furthermore, the Bank maintains sound balance sheet structures, with a stable financing structure based on a broad customer deposit base, which covers structural needs, with low dependence on short-term funding and liquidity metrics well above regulatory requirements level and within the limits defined on the risk appetite framework.

Hence, for long-term liquidity, the regulatory metric NSFR remained above the regulatory requirement and internal risk appetite.

In terms of structural assets encumbrance risk, the Bank’s levels are in line with those of its peers, where the main sources of encumbrance are secured lending and collateralized funding facilities provided by the Central Bank.

The soundness of the Bank’s balance sheet is also demonstrated under stress scenarios. The Bank would survive the remote case scenario for at least forty-five days, meeting liquidity requirements with their liquid asset buffers alone.

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2020. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	210,487	99,500	—	10	—	—	—	—	110,976
Loans	906,434	53,486	86,614	70,534	103,026	252,900	113,424	225,978	473
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	2,324	—	—	—	—	—	—	—	2,324
Securities	619,308	81,245	5,776	18,753	16,306	124,401	59,352	96,046	217,429
Permanent	17,838	—	—	—	—	—	—	—	17,838
Other Assets	2,432,847	—	—	—	—	—	—	—	2,432,847
Total Balance Sheet Assets	4,189,238	234,231	92,390	89,297	119,332	377,301	172,776	322,024	2,781,887
Money Market	(416,864)	(136,167)	(342)	(397)	(877)	(78)	—	—	(279,004)
Deposits	(765,648)	(188,768)	(36,499)	(22,885)	(26,267)	(78,592)	(62,686)	(349,951)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(237,778)	(7,804)	(13,606)	(23,355)	(32,978)	(88,412)	(41,763)	(8,307)	(21,553)
Equity	(158,338)	—	—	—	—	—	—	—	(158,338)
Other Liabilities	(2,421,345)	—	—	—	—	—	—	—	(2,421,345)
Total Balance Sheet Liabilities	(3,999,973)	(332,739)	(50,447)	(46,637)	(60,122)	(167,082)	(104,449)	(358,258)	(2,880,240)
Total Balance Sheet Gap	189,265	(98,508)	41,943	42,660	59,210	210,219	68,327	(36,234)	(98,353)
Total Off-Balance Sheet Gap	(3,137)	(18,378)	(431)	(337)	233	3,417	(1,112)	(494)	13,964
Total Structural Gap		(116,886)	41,512	42,323	59,443	213,636	67,215	(36,728)	(84,389)
Accumulated Gap		(116,886)	(75,374)	(33,051)	26,392	240,028	307,243	270,515	186,126

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2021. The reported amounts include cash flows from interest on fixed and variable rate instruments. The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	107,493	40,153	—	—	—	—	—	—	67,340
Loans	1,016,312	59,574	98,867	85,021	112,761	272,326	122,316	253,494	11,953
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	4,368	—	—	—	—	—	—	—	4,368
Securities	592,439	76,155	43,313	3,745	12,135	138,771	135,369	56,492	126,459
Permanent	18,931	—	—	—	—	—	—	—	18,931
Other Assets	2,548,067	—	—	—	—	—	—	—	2,548,067
Total Balance Sheet Assets	4,287,610	175,882	142,180	88,766	124,896	411,097	257,685	309,986	2,777,118
Money Market	(237,926)	(134,800)	(429)	(525)	(1,426)	(90)	—	—	(100,656)
Deposits	(773,147)	(276,799)	(30,673)	(14,064)	(22,018)	(53,199)	(43,500)	(332,894)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(207,558)	(14,789)	(6,815)	(16,950)	(28,540)	(43,550)	(68,411)	(9,051)	(19,452)
Equity	(165,539)	—	—	—	—	—	—	—	(165,539)
Other Liabilities	(2,577,883)	—	—	—	—	—	—	—	(2,577,883)
Total Balance Sheet Liabilities	(3,962,053)	(426,388)	(37,917)	(31,539)	(51,984)	(96,839)	(111,911)	(341,945)	(2,863,530)
Total Balance Sheet Gap	325,557	(250,506)	104,263	57,227	72,912	314,258	145,774	(31,959)	(86,412)
Total Off-Balance Sheet Gap	(5,852)	(22,002)	(221)	150	5,385	5,184	3,377	2,276	—
Total Structural Gap		(272,508)	104,042	57,377	78,297	319,442	149,151	(29,683)	(86,412)
Accumulated Gap		(272,508)	(168,466)	(111,089)	(32,792)	286,650	435,801	406,118	319,706

The table below shows in millions of pesos the distribution of the liquidity risk by maturity as of December 31, 2022. The reported amounts include cash flows from interest on fixed and variable rate instruments.

The interest on variable rate instruments is determined using the forward interest rates for each period presented.

	Total	0 - 1 Months	1 - 3 Months	3 - 6 Months	6 - 12 Months	1 - 3 Years	3 - 5 Years	> 5 Years	Not Sensitive

Money Market	134,410	51,335	—	—	—	—	—	—	83,075
Loans	1,156,553	75,674	118,921	99,078	140,331	310,763	145,584	232,864	33,338
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	4,287	—	—	—	—	—	—	—	4,287
Securities	606,595	10,347	69,040	1,550	16,256	137,928	149,530	42,434	179,510
Permanent	12,794	—	—	—	—	—	—	—	12,794
Other Assets	2,830,134	—	—	—	—	—	—	—	2,830,134
Total Balance Sheet Assets	4,744,773	137,356	187,961	100,628	156,587	448,691	295,114	275,298	3,143,138
Money Market	(235,631)	(126,156)	(667)	(1,199)	(1,322)	(467)	—	—	(105,820)
Deposits	(852,726)	(255,400)	(38,223)	(41,931)	(24,700)	(69,164)	(53,900)	(369,408)	—
Trade Finance	—	—	—	—	—	—	—	—	—
Intragroup	—	—	—	—	—	—	—	—	—
Long-Term Funding	(234,698)	(7,557)	(16,327)	(27,461)	(44,947)	(59,249)	(38,701)	(11,091)	(29,365)
Equity	(166,838)	—	—	—	—	—	—	—	(166,838)
Other Liabilities	(2,794,488)	—	—	—	—	—	—	—	(2,794,488)
Total Balance Sheet Liabilities	(4,284,381)	(389,113)	(55,217)	(70,591)	(70,969)	(128,880)	(92,601)	(380,499)	(3,096,511)
Total Balance Sheet Gap	460,392	(251,757)	132,744	30,037	85,618	319,811	202,513	(105,201)	46,627
Total Off-Balance Sheet Gap	104,840	(20,129)	(987)	2,642	2,943	4,516	224	3,639	111,991
Total Structural Gap		(271,886)	131,757	32,679	88,561	324,327	202,737	(101,562)	158,618
Accumulated Gap		(271,886)	(140,129)	(107,450)	(18,889)	305,438	508,175	406,613	565,231

d)   Capital risk

1.    Introduction

The Bank defines Capital Risk as the risk of lacking sufficient capital, either quantitatively or qualitatively, to fulfil its business objectives, regulatory requirements, or market expectations.

The second line of defense has to independently challenge business and first-line risk management activities by:

•Supervising capital policies, planning, and adequacy exercises through a review of the main components affecting the capital ratios.

•Defining and monitoring key metrics to calculate the Bank’s regulatory capital, setting tolerance levels and analyzing significant variations, as well as single transactions with impact on capital.

•Reviewing and challenging the execution of capital actions proposed in line with capital planning and risk appetite.

Capital Risk function, which is part of the second line of defense, controls and oversees first-line capital management. It checks that the capital adequacy and coverage match the Bank’s risk profile. It also approves and monitors transactions that could be significant risk transfers.

Capital risk control is part of the general risk framework as well as of the Bank's capital framework and model. It brings together a range of processes, such as capital planning and adequacy, and the subsequent budget execution and monitoring, alongside the ongoing measurement of capital and the reporting and disclosure of capital data.

Supervision of capital planning and adequacy exercises

The Capital Risk function challenges capital planning and adequacy exercises to ensure that capital is consistent with the established risk appetite and risk profile. It has the following fundamental objectives:

•Ensure that the credit, market and operational risks to which the Bank is subject to in the course of its activity, are monitored.

•Check that the methodologies and assumptions used in these planning processes are within the internal and external regulatory scope.

•Verify that results and outcomes are reasonable and consistent with the business strategy, and the macroeconomic and financial system environment.

•Assess the consistency between the assumptions and outcomes of different exercises.

This function is implemented according to the following phases:

i.Definition of scope

ii.Information requirement and quality check

iii.Qualitative analysis

iv.Quantitative analysis

v.Conclusions and disclosure

If deemed necessary, a discussion of these conclusions will be proposed in the appropriate committee.

Ongoing supervision of capital measurement

Ongoing supervision of the measurement of the Bank’s regulatory capital, ensures an appropriate capital risk appetite.

For this purpose, the second line function conducts a qualitative analysis of the regulatory and supervisory framework and an ongoing review of the Bank’s appetite and specified thresholds.

Moreover, ongoing monitoring of compliance with the capital risk appetite is conducted aiming to maintain capital levels above the regulatory requirements and market expectations.

To fulfil this function, the following phases have been established:

i.Definition of metrics and thresholds

The set of metrics and thresholds that are used in the supervision process are defined to enable adequate capital risk monitoring and control. These are specified on an annual basis.

The metrics consist of:

•Primary metrics: Risk aggregated metrics under Board of Directors’ direct control that express the Bank’s risk profile.

•Secondary metrics: these include a more extensive breakdown of primary metrics and allow more granularity and risk appetite management.

•Monitoring metrics: these provide a more detailed analysis.

Thresholds are set for primary and secondary metrics, which if breached, trigger a more detailed analysis and an explanation of the causes of the breach.

ii.Preliminary analysis

This analysis comprises the main qualitative issues that may affect the Bank’s solvency, such as process governance and regulatory framework changes. The analysis includes a review of available information, a qualitative assessment of the latest regulatory changes, and a review of pending recommendations given by corresponding committees.

iii.Measurement assessment

Based on the information received (after being deemed as sufficient), the Capital Risk function analyzes the metrics defined in the process, according to the following procedure:

•Determines the scope of the assessment.

•Reviews primary and secondary metrics to detect variations that exceed the defined thresholds, and where they do, perform a detailed analysis of the causes and analyses supplementary metrics.

•If the origin of the breach lies in a specific business unit, more detailed information is requested, in order to find its specific causes.

•Incidents detected must be analyzed in terms of their causes (change in volumes, changes in the profile, one-off events, capital actions, etc.) and discussed with the corresponding function involved.

iv.Conclusions and disclosure

The governance body responsible for capital risk discusses the report containing the conclusions. In addition, the report may be proposed for discussion in the corresponding committees..

3.   Key metrics

The Bank has a strong capital position consistent with its business model, balance sheet structure, risk profile and regulatory requirements. The Bank’s strong balance sheet and profitability enables the financial growth and continued accumulation of capital.

The capital metrics of the Bank are stable, with ratios comfortably above the regulatory requirements and at appropriate levels, aligned with the risk appetite statement approved by the Bank’s Management.

Regulatory capital

The Basel III regulatory framework implemented in Mexico since January 2013 establishes minimum capital levels in a very significant manner, both quantitatively (increased minimum requirements for Core Capital and Tier I Basic Capital, plus higher deductions from capital base) and from a qualitative point of view (higher quality of required capital).

From the capital standpoint, Basel III redefines what is considered to be available capital at financial institutions (including new deductions and raising the requirements for eligible equity instruments), increases the minimum capital requirements, requires financial institutions to operate permanently with capital buffers, and adds new requirements in relation to the risks considered.

As of December 31, 2022, the Bank met the minimum capital requirements established by current legislation.

The key regulatory capital figures are shown in Note 30.

Leverage ratio

To ensure the financial stability of the banking system as a whole, as well as to comply with the agreements of the Basel Committee on Banking Supervision, the CNBV established the methodology to calculate the leverage ratio for banks. This leverage ratio shows if the capital of the banks adequately supports their assets. Such information is helpful for the market participants, as well as for the supervisory work of the CNBV.

This ratio is calculated as Tier I capital divided by leverage exposure. Exposure is calculated as the sum of the following items:

●	Accounting assets, excluding financial derivatives and items treated as deductions from Tier I Capital (for example, the balance of loans is included, but not that of goodwill).
●	Off-balance sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
●	Inclusion of net value of financial derivatives (gains and losses are netted with the same counterparty minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
●	A charge for the potential risk of securities funding transactions.

The General Provisions Applicable to Credit Institutions (Disposiciones de Carácter General Aplicables a las Instituciones de Crédito) issued by the CNBV does not establish a minimum percentage of compliance, as it is considered for the baseline reference effect (the minimum of 3%).

As of December 31, 2022, the leverage ratio for the Bank is 7.13%.

Systemic important bank

On April 29, 2016, the Bank was appointed by the CNBV as a systemic important bank, assigning a Grade III of systemic importance. As a result, the Bank should progressively constitute in four years a capital preservation supplement of 1.20%, starting in 2016.

As of December 31, 2022, the Bank constituted 100% of the required capital preservation supplement.

e)   Operational risk

Regarding operational risk, the Bank has policies, procedures and methodologies for the identification, control, mitigation, surveillance and disclosure of operational risks.

For the identification and grouping of operational risks, the different categories and lines of business defined by the regulatory entities are used. The methodology is based on the identification and documentation of risks, controls and related processes and uses quantitative and qualitative tools such as self-assessment questionnaires, the development of historical databases and operational risk indicators, etc., both for control and mitigation and disclosure thereof

1.    Introduction

Operational risk is defined as the potential loss due to failures or deficiencies in internal controls, due to errors in the processing and storage of operations or in the transmission of information, as well as adverse administrative and judicial resolutions, fraud or theft. It covers other risk categories such as technological risk, cyber-risk and legal or conduct risk.

a) Technological risk is defined as the potential loss due to damage, interruption, alteration or failure derived from the use of hardware, software, systems, applications, networks and any other information transmission channel in the provision of banking services to customers of the institution.

b) Legal risk is defined as the potential loss due to non-compliance with the applicable legal and administrative provisions, the issuance of unfavorable administrative and judicial resolutions and the application of sanctions, in relation to the Operations that the Institution carries out.

Operational risk is generated in all businesses and support areas and it is inherent in all products to manage and control the operational risks generated by their activities. The operational risk control and management model is based on a continuous process to identify, assess and mitigate sources of risk, regardless of whether they have materialized or not, guaranteeing that risk management priorities are adequately established.

2.   Operational risk management

The following items underpin operational risk management:

Framework and tools

The Bank’s operational risk model defines the necessary elements of suitable management and control of operational risk and compliance with advanced regulatory standards and best practices for operational risk management.

The management and control of operational risk must be carried out throughout its cycle, which includes: strategy and planning; risk identification and assessment; risk monitoring; the application and monitoring of mitigation measures; and the availability of information, appropriate reporting and escalation of relevant aspects when necessary.

Policies and procedures have been defined to regulate the management and control of operational risk, as well as the tools in support of these processes.

The most important operational risk tools used by the Bank are the following:

●	Internal events database. The events database provides information to improve operational risk management and control, through root cause analysis, enhancement of risk awareness and events management. Events that are registered in the database can have a financial impact (the Bank records all losses regardless of the amount) or a non-financial impact (such as regulatory, reputational or customer and services).

The internal database is supplemented by the relevant events escalation process, which allows managing and reporting to the Bank’s Management the occurrence of significant operational risk events arising across the Bank on a timely basis.

●	Operational risk and control self-assessment (RCSA). A qualitative process that seeks, using the criteria and experience of a pool of experts in each function, to determine the main operational risks for each function, the status of the existing control environment and their allocation to the different functions within the Bank.

The goal of the RCSA is to identify and assess the material operational risks that could prevent business units or support areas from achieving their objectives. Once they are assessed, mitigation actions are identified if the risk levels prove to be above the tolerable levels.

The Bank also undertakes risk assessments for specific sources of operational risk, enabling a more granular and transversal identification of potential risks. In particular, these are applied to technological risks, fraud, third party risk and factors that could lead to specific regulatory non-compliance, in addition areas that are exposed to money laundering and terrorism financing risks.

●	External event database. The external database provides quantitative and qualitative information, allowing for a more detailed and structured analysis of relevant events that have occurred in the industry, the benchmarking of the losses profile and the appropriate preparation for the RCSA, insurance and scenario analysis exercises.
●	Operational risk scenarios analysis. The objective of this tool is to identify potential events with a very low probability of occurrence, but which could result in significant losses for the Bank, and to establish appropriate mitigating actions. Expert opinion is obtained from the business lines and risk and control managers.
●	Key risk indicators. These metrics provide quantitative information on the Bank’s risk exposure and the existing control environment. The most significant indicators associated with the main risk factors are part of the operational risk appetite.
●	Risk Appetite. Non-financial risks appetite framework is structured as follows:
-	A general statement setting out that the Bank is, on principle, averse to operational risk events that could lead to financial loss, fraud, operational, technological, legal and regulatory breaches, conduct problems or damage to its reputation.
-	General metrics of expected losses and stressed losses.
-	An additional statement, specifically, on the following: internal and external fraud, technological, cyber-risk, anti-money laundering, products commercialization, regulatory compliance and vendor management risk.
-	Continuous follow up to detect breaches in any of our mainly process, avoiding an impact to the Bank’s risk appetite.
●	Internal Audit and regulatory recommendations. These provide relevant information on inherent and residual risk due to internal and external factors, enabling the identification of areas of improvement in the existing processes and controls.
●	Other specific instruments. There are other instruments that enable further analysis and management of operational risk, such as the new products and services assessment, the reporting of key IT and cyber-security events, monthly and annual loss forecasts, business continuity plan (BCP) management, perimeter review and the quality assurance process.
●	Capital model. A loss distribution approach (LDA) model is used to capture the Bank’s operational risk profile, based on information collected from the internal loss database, external data and scenarios. The main application of the model is to determine operational risk’s economic capital and to estimate expected and stressed losses, which are then used for operational risk appetite.

Management

The main activities for effective operational risk management are:

●	Continuous enhancement of the integration of all tools, mentioned above, in order to perform cross- analysis.
●	Greater harmonization and integration of IT and cyber-risk processes within the Bank’s operational risk methodology framework.
●	Evolving IT, cyber and vendor management appetite metrics by improving their definition, measurement and by stressing the thresholds.
●	Processes improvements for the determination, identification and assessment of standard controls that have been aligned with internal policies, with the aim of strengthening and homogenizing the control environment in the Bank.
●	Establishing independent oversight and evaluation of the Bank’s control environment to challenge adequately the risk and control manager’s views.
●	Continue improving the integration of operational risk in the Bank’s strategic plan, by including information regarding the potential exposure for the next three years as well as the estimated level of losses.
●	Fostering mitigation plans for specific risks such as fraud, cybersecurity and vendor management, among others.
●	Improving the assessment methodology of the cybersecurity transformation plan to identify the risk reduction impact derived from implementation of technical security milestones.
●	Improvements in the contingency, business continuity and crisis management plans on a coordinated initiative with recovery and resolution plans, also providing coverage to emerging risks.
●	Fostering technology risk control (control and supervision of the IT systems design, infrastructure management and applications development) by defining reference risks to be assessed during RCSA by business owners and specialized control functions.
●	Developing a framework for the identification, assessment, aggregation and mitigation of transformation/change risk.

Operational risk information system

The Bank’s information system for operational risk (Heracles) supports operational risk programs, providing information for management and reporting purposes. Heracles’ main goal is to improve decision-making related to operational risk management throughout the Bank, preventing redundant or duplicated efforts.

This goal is achieved by ensuring that all people responsible for risks throughout the Bank are provided with a fuller and more precise view of their risks in a timely manner, through the integration of several programs, such as risk and control assessment, scenarios, events and metrics with a common set of taxonomies, and methodological standards.

Mitigation actions

In line with the model, the Bank implements and monitors mitigation actions related to the main risk sources, which are identified through the operating risk management tools and other external information sources.

The most significant mitigation actions are focused on improving the customer security in their usual operations, as well as on continuous improvements in processes and technology, product sales and an adequate and continuous provision of services.

Fraud

The transformation and digitalization of the business imply new threats related to the digital world. To mitigate these risks, new products and control mechanisms are designed and reviewed taking into account potential attacks through digital means.

The use of strong customer authentication processes, the implementation of biometric validation (i.e. facial recognition) in the on-boarding customer process, etc., is becoming increasingly widespread helping mitigate these risks.

About reducing fraud, the Bank deploys specific actions such as the following:

Card fraud:

●	Generalized use of Chip and Personal Identification Number (PIN) (operation with PIN-cards, which require the transaction to be signed-off with a numeric code), both in automated teller machines (ATM) and in physical stores, with advanced authentication mechanisms in the communication between the ATM and the point-of-sale and the Bank’s systems.
●	Card protection against electronic commerce fraud:
-	Implementation of a secure e-commerce standard (3DSecure) via two-step authentication based on one-time passwords.
-	Solutions based on mobile applications that let users deactivate cards for e-commerce use.
-	Virtual cards issuance using dynamic authentication passwords.
●	Integration of monitoring and fraud detection tools with other systems, internally and externally, to enhance suspicious activity detection capabilities.
●	Reinforced ATM security by incorporating physical protection elements and anti-skimming, as well as improvements in the logical security of the devices.

Online/mobile banking fraud:

●	Validations of online banking transactions through a second security factor based on one-time-use passwords.
●	Enhanced online banking security by introducing a transaction risk scoring system that requests further authentication when a given security threshold is breached.
●	Implementation of specific protection measures for mobile banking, such as identification and registration of customer devices (Device ID).
●	Monitoring of e-banking platform security to avoid systems attacks.

Cybersecurity and data security plans

Throughout the year, the Bank continued to focus on cybersecurity risks, which affect all companies and institutions, including those in the financial sector. This situation is a cause of concern for all entities and regulators, prompting the implementation of preventive actions to be prepared for any attack of this kind.

The Bank has continued to mature its cybersecurity controls and regulations in line with the Bank’s cybersecurity framework, and based in international best practices.

The Bank has also made positive progress with its ambitious program to transform cybersecurity in order to strengthen detection, response and protection mechanisms.

At the same time, cyber threats continue to increase in severity and complexity across all industries and geographies. The Bank regularly reviews and evolves its defenses in order to continuously improve, and address existing and emerging cyber threats.

The second line of defense, cybersecurity risk team has evolved the process for assessment of cyber risk to incorporate oversight across all the core cyber risk domains in the information security program. This includes oversight and assessment of risk reduction effectiveness of the cybersecurity transformation plan.

Vendor management

As part of its digitalization strategy, the Bank aims to offer its customers the best solutions and products available in the market, which in many cases entail an increase in outsourcing activities or the employment of third party services. This aspect, together with the intensive use of new technologies such as the cloud, the increase of cyber-related risks and an increase in regulatory pressure in this area, making it necessary to reinforce procedures and controls to ensure that the risks arising from hiring suppliers are known and managed appropriately.

In order to cover new regulatory requirements, the Bank’s efforts have mainly been aimed at:

●	The definition of new criteria for classifying services according to their level of relevance. This level of relevance will determine the different requirements for approval, registration and monitoring of the services.
●	Methodology improvements to identify and analyze inherent risks.
●	Controls have been reinforced in the different phases of the vendor management model to ensure that services that involve accessing or processing of sensitive data, including personal data, are correctly identified and classified.
●	The escalation policy has been revised to ensure that the essential outsourcing functions and the critical and high relevance services are reviewed and approved in the appropriate forums, and that the relevant incidents associated with suppliers that provide these services are escalated in due time and manner for review and adequate decision-making.
●	Definition and monitoring of indicators and dashboards with regard to the model implementation process.
●	Reviewing and enhancing the data quality for relevant services and associated suppliers inventories.
●	Progress in the implementation of a management system that automates the supplier management cycle different phases to achieve enhanced process control and higher information quality.
●	Training and raising awareness of risks associated with suppliers and other third parties.
●	Identification of the main suppliers (watchlist).
●	Definition of the procedure for ‘Exit Strategy’.
●	Deployment of the Vendor Risk Assessment Centre (VRAC) function with the aim of making supplier assessments more efficient and standard, ensure that related risks are adequately covered, and execute a certification process before the service is provided.

Other relevant mitigating actions

With regards to mitigation measures related to customer practices, products and businesses, the Bank works to continuously improve and implement policies on aspects such as products and services selling, management and analysis of customer complaints, prevention of money laundering, terrorism financing and compliance with new regulations.

Analysis and monitoring of controls in Santander Corporate & Investment Banking

Due to the specific nature and complexity of the financial markets, operational control procedures are subject to continuous improvement at Santander Corporate & Investment Banking (business unit which performs the activity related to these markets), which currently focuses on the following aspects:

●	Reporting and monitoring tools have been strengthened, generating a more robust and systematic methodology for periodic measurement of the main risks, ensuring an adequate level of maturity of all the operational risk tools.
●	Continuous improvement of the control model related to regulatory requirements such as Markets in Financial Instruments Directive (MiFID II), US Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd Frank Act), Regulation EU 648/2012 on OTC financial derivatives, central counterparties and trade repositories (EMIR), IFRS 9 and General Data Protection Regulation (GDPR) among others.
●	The risk of unauthorized trading continues to be monitored through a specific risk appetite metric. As part of the control environment continued process of improvement, the guidelines and their monitoring have been strengthened. Further, new reports are being defined to produce more granular monitoring of market operations re-enforcing business continuity plans, incorporating new scenarios adapted to new industry risks (i.e. cybersecurity scenarios).
●	Strengthening business continuity plans, incorporating new scenarios adapted to new industry risks (i.e. cybersecurity scenarios).
●	Implementation of new tools that reinforce control over communications that occur in the markets trading rooms, among others with a focus on monitoring conduct risk.

Finally, it should be noted that the business remains immersed in a transformation process that involves the updating of its technological platforms and operational processes, which will, among other objectives, strengthen the control model and reduce the operational risk associated with these activities.

Insurance’s role in operational risk management

The Bank considers insurance as a key element in the management of operational risk. The own insurance function achieved a greater level of maturity, obtaining greater consistency and ensuring total coordination between the different functions involved in the insurance management cycle.

The following activities should be highlighted:

●	Continuous fostering of the relationship between the own insurance, operational risk and first line areas, to attain the objective of effective insurable risk management, through their active participation in the insurance and other relevant forum established by the Operational Risk function (i.e. fraud forum).
●	Permanent review of the Bank's risks with respect to contracted hedges, in order to identify all risks that may be subject to insurance coverage, analyzing the suitability of the policies for the risks covered and taking appropriate corrective measures in case it is deemed necessary.
●	Monitoring insurable losses and events identified in the insurance policies, establishing action protocols and specific monitoring fora. Identification of all risks in the Bank that can be hedged with insurance, including the identification of new insurance coverage for risks already detected in the market.

Likewise, the own insurance function has continued developing its role of protecting the consolidated income statement, mainly through the following tasks:

●	Establishment and implementation of those criteria to be applied in order to quantify insurable risk, based on the analysis of losses and scenarios, which allow determining the level of exposure of the Bank to each risk.
●	Analysis of the coverage available in the insurance market, and negotiation with suppliers according to the procedures established for this purpose by the Bank.
●	Recovery of insured losses, maximizing the efficiency of the hedged through policies.
●	Participation in various Bank fora/committees related to risk management, increasing their interaction with other Bank functions and ability to properly identify and evaluate insurable risks, as well as their knowledge of existing policies and activation procedures for other Bank areas.

Business continuity plan

The Bank has a Business Continuity Management System (BCMS), that is a holistic management process which identifies the potential impacts threatening the Bank and sets out the protocols and governance to assure the capacity for effective response, so as to minimize the impact of a possible interruption in business operations, protecting brand reputation, image and safeguarding the interests of the main stakeholders and, in short, making the Bank more resilient against contingency events.

The object of the business continuity management model is to define the principles, functional and governance aspects, in addition to the main associated processes and instruments that can be used to adequately develop and implement a business continuity management system, hereinafter BCMS, aligned with sector best practices and which an cover regulatory requirements established for that purpose.

a)	Business impact analysis

Business impact analysis (BIA) is a criticality analysis matrix, the analysis is based on a compilation of the processes that form part of the activity of each of the Bank’s business units. A criticality assessment is then performed.

b)	Continuity strategies

The Bank has the following Data Centers: CTOS I, CTOS II, Data Center Jurica, Alternate Data Center Cantabria. The Bank has established three buildings for the contingency operation.

c)	Activation of the business continuity plan

The response protocols for events that cause unexpected or unplanned downtime in critical business operations, must be in alignment with the Bank’s risk escalation policy.

In addition, if the event reach severity levels which could be considered as “Business as Usual (BAU) alert” situation or worst (“Silver” or “Gold” level special situations), as defined within the “Comprehensive Management Model for Special Situations”, the escalation and management procedures established in the Bank’s special situations management policy will be also activated.

d)	Testing and Maintenance
●	CNBV, the Mexican Central Bank and Internal Audit are informed periodically of the results of the Business continuity plan (BCP) and Data recovery plan (DRP) exercises.
●	All plans are tested once a year.
●	Our alternate operations sites (CAT by its Spanish acronym) is tested every year.
●	High availability tests are performed periodically.
●	The Bank performs programed maintenance to BCP at least once a year to ensure that the plans are updated.
●	Continuous updates to BCP and DRP are made in case of changes in the Bank’s organizational structure, technology infrastructure and human resources.

3.   Key metrics

Operational risk profile was stable during 2022.

The COVID-19 pandemic generated to an increase in the inherent operational risk exposure, although the Bank implemented additional controls in order to maintain operational risk levels prior to the COVID-19 health crisis and reinforce the existing ones. The Bank continues monitoring the impact of the COVID-19 pandemic in the risk profile and existing control environment.

The following aspects were considered a management focus during 2022:

●	Business continuity plans were effectively deployed to support all the employees, customers and business units.
●	IT performance and support, in order to continue ensuring availability and adequate performance of services, especially in online banking and call centers.
●	Third party risk exposure, as critical providers are being closely watched with focus on business continuity capabilities and service level agreements compliance.
●	Fraud and cyber risk threats across the industry and reinforcement of the Bank’s control environment (i.e. patching, browsing control, data protection controls, etc.), as well as heightening monitoring as a preventive measure.
●	People risk, following the return to offices and/or work from home situation. Measures have been implemented throughout the Bank to ensure a suitable and safe work environment for all employees.

Regarding external fraud, the majority of the losses are related to forgery and identity theft, and the fraudulent use of debit and credit cards. The forecast for next year is for this trend to continue, with a potential intensification of the fraudsters' activity in payment transactions and electronic commerce. In this regard, the Bank is continuously improving its monitoring and control procedures and tools with the goal of tackling these risks.

f)    Compliance and conduct risk

1.    Introduction

The Compliance and Conduct function fosters the Bank´s adherence to the rules, supervisory requirements, and the principles and values of good conduct, by setting standards, advising and reporting in the interest of employees, customers, shareholders and the community as a whole.

This function addresses all matters related to:

●	Regulatory compliance.
●	Financial crime compliance (FCC).
●	Product governance and consumer protection.
●	Reputational risk.

Under the current configuration of the Bank’s three lines of defense, Compliance and Conduct is an independent second line control function organizationally under the CRO, reporting directly and regularly to the Board of Directors and its committees, through the Chief Compliance Officer (CCO).

The Bank’s goal is to minimize the probability of non-compliance events and to identify, evaluate, assess, manage, control and report any potential irregularities that may occur.

The Bank sets out in its risk appetite model its zero tolerance for Compliance and Conduct risks with the goal of minimizing the probability of any economic, regulatory or reputational impact. In order to achieve this goal, Compliance and Conduct risk is managed through a homogeneous process carried out towards a common methodology and taxonomy, fully aligned with the Risk function principles, by establishing a series of risk indicators, assessment matrices and qualitative statements.

The Annual Compliance Program (ACP) is the key management tool for covering a wide scope of around seventy activities related to risk management, governance and culture. The Board of Directors and the management team of each business unit supervise the Annual Compliance Program, and it is validated by the Bank Compliance and Conduct function. It details the main activities to be developed by the function throughout the year, classified into the following categories: i) governance; ii) findings and recommendations; iii) regulatory radar; iv) risk management; v) culture and vi) improvement projects.

2.    Governance

The CCO reports to the Bank’s governing and management bodies. This is independent of other reporting obligations by the Risk function to the governance and management bodies of the Bank’s risk profile, which also includes compliance and conduct risks.

The governance structure is composed of the general compliance committee (include reputational risk and data protection topics) and two supporting governance fora: product governance forum and the anti-money laundering and terrorism-financing forum.

The general compliance committee is the high-level collegiate body of the Compliance and Conduct function. Its main responsibilities are as follows:

●	Proposing updates and modifications to the general compliance and conduct framework and other corporate frameworks sponsored by the Compliance and Conduct function for ultimate approval by the Board of Directors.
●	Reviewing significant compliance and conduct risk events, measures adopted and their effectiveness.
●	Setting up and assessing corrective actions when risks of this kind are detected in the Bank, either due to weaknesses in the existing management and control or due to emerging new risks.
●	Monitoring newly issued or amended regulations and establishing their scope of application in the Bank, and, if necessary, defining adaptation or mitigation actions.

3.   Compliance and conduct risk management

The Compliance and Conduct risk management follows the Bank’s three lines of defense model as an independent second line control function.

One of the Compliance and Conduct function’s cornerstones consists on overseeing the effective implementation and monitoring of the General Code of Conduct (GCC) under the supervision of the compliance committee and, if relevant, of the risk supervision, regulation and compliance committee.

The GCC along with other codes and rules and regulations that implement it, includes oversight of the corporate defense model and promotion of the Bank’s whistleblowing channel model.

The GCC catalogues the ethical principles and rules of conduct by which all activities of the Bank’s employees must be governed. This code must be understood and applied along with the other internal development regulations. The GCC establishes the following:

●	Compliance functions and responsibilities on the application of the General Code of Conduct;
●	General ethical principles of the Bank;
●	General standards of conduct;
●	The consequences in case of breach;
●	A whistleblowing channel, which allows employees who are aware of allegedly misconducts or that are not aligned with the corporate behaviors, communicate them confidentially and anonymously.
●	Monitoring of personnel’s accounts dealing and flow of material non-public information.

The following paragraphs provide the details on how risk management is conducted for the additional items that are under the Compliance and Conduct function’s scope: regulatory compliance, securities market, product governance and consumer protection, financial crime compliance and reputational risk, among others.

Regulatory Compliance

The Regulatory compliance is responsible for controlling and supervising regulatory risks related to employees and securities markets, developing policies and rules.

The following functions are in place for the adequate control and management of regulatory compliance risks:

●	Application and interpretation of the GCC and other codes and rules and regulations that implement it, including oversight of the corporate defense model and promotion of the Bank’s Whistleblowing channel model.
●	Development and application of policies and rules aimed at preventing market abuse, paying special attention to the use of common methodologies and corporate tools.
●	Control and supervision of regulations related to: (i) markets, mainly, Stock Markets Law (Ley del Mercado de Valores) and applicable orders, Regulation EU 648/2012 on OTC financial derivatives, central counterparties and trade repositories (EMIR), US Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd Frank Act) and Section 619 of the Dodd-Frank Act (Volcker Rule) and (ii) data management, Foreign Account Tax Compliance Act (FATCA) and the Common Reporting Standard (CRS) approved by the Organization for Economic Co-operation and Development (OECD) Council on July 15, 2014.
●	Disclosure of relevant Bank’s information (material facts).

The most relevant areas of the Regulatory compliance function are described below:

A. Employees

The main objective of this function is to extend the ethical and compliance culture across the Bank, establishing internal standards for the prevention of criminal risks, conflicts of interest or anti-competitive behaviors based on the principles established by the General Code of Conduct, which is the central element of Regulatory Compliance.

The Bank in its firm commitment against any form of corruption, whether in the public or private sectors, has an Anti-Corruption policy whose purpose is to establish the guidelines to be applied, assign the relevant roles and responsibilities and establish certain anti-corruption elements for its governance. This policy, which can be supplemented by any additional stricter controls derived from more demanding local regulations or obligations and their specific training, includes elements aimed at mitigating and preventing corruption and bribery within the Bank, such as:

●	Guidelines regarding gifts and invitations extended to public officials.
●	Guidelines regarding the conduct of agents, intermediaries, advisors and business partners.
●	Control and prevention measures regarding third parties (agents, intermediaries, advisors and business partners) with whom the Bank operates; due diligence processes for third parties who are not of renowned prestige; anti-corruption clauses; payment controls; accounting controls.
●	Guidelines regarding the acceptance by Bank employees of gifts or invitations.

The whistleblowing channel’s goals are:

●	Contribute to the Bank´s cultural transformation, since it allows to escalate behaviors that are not aligned with our corporate values, in addition to other more usual compliance related cases, such as unlawful acts or breaches of the GCC.
●	Create a working environment where employees feel able to “Speak Up” and are “Truly Listened” to, in line with our Responsible Banking strategy and with our aim to be a bank that is Simple, Personal and Fair.
●	Support financial crime compliance according to the existing regulations and culture objectives.

B. Market abuse

Regulatory compliance tools for market abuse risk prevention and management comprises:

●	Control room: Monitoring of personal account dealing and flow of material non-public information.
●	Surveillance: Monitoring of the traders and sales personnel activity at the trading floor and ALCO.

C. Market regulations

Regulatory compliance carries out the risk management of the main international markets regulations that affect the Bank, such as Stock Markets Law (Ley del Mercado de Valores) and applicable orders, Dodd-Frank and Volcker Rule, among others.

D. Data management

The focal points for Regulatory compliance are:

●	Consolidation of programs and control framework based on three pillars: key compliance indicators (KPI), supervision of compliance with regulatory obligations and annual risk self-assessment.
●	Publication of guidelines and criteria for the processing of personal data.
●	Monitoring of corporate and local initiatives to ensure the effectiveness of the compliance program regarding personal data: review of materials and training courses for all Bank employees; reinforcement of key internal processes (supplier management; information transfers, exercise of ARCO rights, security incident management, among others). ARCO rights are defined as right of access, rectification, cancellation and opposition of the holders on their personal data.
●	Fostering cooperation and best practices sharing among business units.

Foreign Account Tax Compliance Act and the Common Reporting Standard

●	In terms of the automatic exchange of tax information among countries (FATCA and CRS), the main oversight activities are centered around: (i) reporting obligations according to local provisions; (ii) remedial actions following Internal Audit’s recommendations and (iii) reinforcement of the control framework (KPI and controls).

Product governance and consumer protection

The product governance and customer protection mission is to ensure that the Bank acts in the customer´s interest by complying with regulations, the entity’s values and principles. This mission is achieved through the following drivers:

Culture

●	Establish the principles of conduct and risk management throughout the commercialization process and the relationship with retail customers. At the same time, establish and manage a strong governance culture.
●	Promote an appropriate culture with a Simple, Personal and Fair approach, to act in the customers´ best interest.

Processes

●	Ensure that products are designed to meet the characteristics and needs of customers, with an appropriate balance of risks, costs and profitability.
●	Oversee the sale process to the adequate target market, with proper commercial treatment and transparency of information, as well as salesforce training and compensation systems that encourage performance in the best interest of the customer.
●	Ensure that customer service, post-sale systems and processes facilitate a Simple, Personal and Fair approach to customers, as well as adequate detection and management of any possible deterioration of products and services.

Management

●	Ensure that decisions are made, action plans are defined and followed when necessary, and that Bank’s Management and statutory bodies are properly informed.
●	Oversee the design and execution of controls throughout the commercialization and customer relationship process.
●	Identify risks through customer’s voice, regulatory guidelines, industry practices, supervisor and auditor opinions, and learning from internal/external events.
●	Apply Bank’s risk assessment methodologies, such as management indicators, thematic evaluations, and self-assessments.
●	Mitigate conduct risks with customers through solid oversight, reviewing conduct management based on regular reporting, and capacity and maturity model assessment.

Financial Crime Compliance (FCC)

One of the Bank’s strategic objectives is to maintain advanced and efficient financial crime compliance systems, constantly adapted to international regulations, with the capacity to confront new techniques deployed by criminal organizations.

As a part of the second line of defense, the Financial Crime Compliance (FCC) function ensures that risks are managed in accordance with the risk appetite defined by the Bank and promotes a strong risk culture through the organization. The FCC function is ultimately responsible for supervising and coordinating the FCC systems in collaboration with the business units and control areas, requiring the implementation of the necessary programs, measures and enhancements.

The Bank anti-money laundering (AML) and countering terrorism financing (CTF) policy is based on three main pillars: comply with the highest international standards, their adaptation and to establish global policies and technology systems to facilitate such compliance.

Reputational risk

Reputational risk is defined in the Bank as the risk of a current or potential negative economic impact due to damage to the perception of the Bank on the part of employees, customers, shareholders and investors, and the wider community.

Reputational risk may arise from a multitude of sources and in many cases from other risks. In general, these sources may be related to the Bank's business and support activities, the economic, social and political environment and events associated with our competitors. Consequently, the management of this risk requires interaction with both first and second lines of defense functions responsible for the relationship with stakeholders, in order to ensure a consolidated oversight of the risk, efficiently supported on the current control frameworks.

The reputational risk model is based on a prominently preventive approach to risk management and control, and on effective processes for the identification and management of early warnings of events and risks, and subsequent monitoring and management of events and detected risks.

g)   Model risk

1.    Introduction

A model is defined as a system, approach or quantitative method that applies theories, techniques or statistical, economic, financial or mathematical hypotheses to transform input data into quantitative estimates. The models are simplified representations of real world relationships between characteristics, values and observed assumptions. This simplification allows the Bank to focus attention on specific aspects which are considered most important for applying a given model. The Bank uses models for different purposes such as admission (scoring/rating), capital calculation, behavior, provisions, market and operational risk, compliance, liquidity, among others.

The use of all those models entails model risk, defined as the potential negative consequences arising from decisions based on the results of wrong, inadequate or incorrectly used models.

According to this definition, the sources of model risk are as follows:

●	The model itself, due to the utilization of incorrect or incomplete data, or due to the modelling method used and its implementation in systems.
●	Incorrect use of the model.

The materialization of model risk may cause financial loss, erroneous commercial and strategic decision-making or damage to the Bank’s transactions.

The Bank has been working towards the definition, management and control of model risk for several years. In 2015, a specific area was established within the Risk area in order to manage and control this risk.

To ensure adequate model risk management, the Bank has in place a set of policies and procedures which establish the principles, responsibilities and processes to follow during the model life cycle detailing aspects related to organization, governance, model management and model validation, among others.

The supervision and control of model risk is proportional to the importance of each model. In this sense, a concept of ‘Tiering’ is defined as the main attribute used to synthesize the model’s level of importance or model significance, this criteria defines the intensity of the risk management processes that must be followed.

The model risk management is organized around four pillars:

●	Key elements: Governance, risk appetite, management scope and risk policies.
●	Processes: Model life cycle.
●	Communication: Internal and external communication (monitoring, reports, training, among others).
●	Model Risk Facilitators: Infrastructure, tools and resources.

2.   Model risk management

Model risk management and control is structured around a set of processes regarded as the model life cycle. The definition of the model life cycle phases in the Bank is outlined as follows:

Identification

As soon as a model is identified, it is necessary to ensure that it is included in the model risk control perimeter.

One key feature for a proper model risk management is to have a complete inventory of the models used.

The Bank has a centralized inventory, created based on a uniform taxonomy for all models used at the different business units. The inventory contains all relevant information for each model, which allows them to be monitored properly according to their relevance and the tier criteria.

Planning

This is an internal annual exercise, approved by the Bank’s governance bodies, which aims to establish a strategic action plan for all models included in the scope of management of the Model Risk function. It identifies the needs for resources related to the models that are going to be developed, revised and implemented during the year.

Development

This is the model’s construction phase, based on the needs established in the models plan and with the information provided by the specialists for that purpose.

The development must take place using common standards for the Bank. This ensures the quality of the models used for decision-making purposes.

Internal validation

Independent validation of models is not only a regulatory requirement, but it is also a key feature for proper management and control of the Bank’s model risk.

Hence, there is a specialized unit, independent from developers and users, which draws up technical opinions on the suitability of internal models, and sets out conclusions concerning their robustness, utility and effectiveness. The validation opinion for each model is expressed through a rating, which summarizes the model risk associated with it.

The internal validation process covers all models within the model risk control scope, ranging from those used in the Risk function (credit, market, structural or operational risk models, capital models, economic and regulatory models, provision models, stress tests, among others) to other models used in different functions that support decision-making.

The validation scope includes not only more theoretical or methodological aspects, but also the IT systems and the data quality that models rely upon for their effective functioning. In general, it includes all relevant aspects related to Risk management (controls, reporting, uses, involvement of senior management, among others).

One of the key tasks related to the internal validation is the consistency analysis process carried out by the different validators, which includes the review of the issued recommendations, their severity and the rating assigned. In this way, it acts as an important point of control of the consistency and comparability of the validation works. The validation works are only concluded once this phase of consistency has been completed.

Approval

Before being deployed and therefore used, each model must be submitted for approval to the corresponding governance bodies.

Deployment and use

This is the phase during which the newly developed model is implemented in the system in which it will be used. As mentioned already, this implementation phase is another possible source of model risk. It is therefore essential that tests be conducted by technical units and the model owners to certify that the model has been implemented pursuant to its methodological definition and that it works and performs as expected.

Monitoring and control

Models have to be regularly reviewed to ensure correct performance and that they are suitable for purpose. Otherwise, they must be adapted or redesigned.

Additionally, control teams have to ensure that the model risk is managed in accordance with the principles and rules set out in the model risk framework and all related internal regulations.

Model Decommissioning

A model decommissioning can be driven by different causes, such as the model is not performing appropriately, the model has been inactive for a considerable amount of time or there is a new model replacing a current one.

h)   Strategic risk

1.    Introduction

Strategic risk is the risk of loss or damage arising from strategic decisions or their poor implementation, or from the inability to adapt to external developments.

The Bank’s business model must be considered as key factor that is pivotal to strategic risk. It has to be viable and sustainable; therefore, it must be able to generate results in accordance with the Bank’s targets, every year and at least during the following three years, as well as being consistent with the Bank’s long-term view.

Strategic risk can be split into three main components:

●	Business model risk: the risk associated with the Bank’s business model. This includes, among others, the risk of the model becoming obsolete, irrelevant, and/or that it loses value to generate expected results.
●	Strategy design risk: the risk related to the strategy set out in the Bank’s long-term strategic plan, including the risk that this plan may not be adequate per se, or due to its assumptions, and thus resulting in the Bank may not be able to deliver expected results.
●	Strategy execution risk: the risk associated with the execution of the three-year financial plan. Risks considered within this component include potential impacts due to both internal and external factors, the inability to react to changes in the business environment, and risks associated with corporate development transactions.

2.   Strategic risk management

Strategic risk is viewed as a transversal risk and a Bank target-operating model that is used as a reference by the Bank’s business units. This model encompasses the procedures and necessary tools for robust monitoring and control, which can be summarized as follows:

●	Strategic plans: the Strategic risk function, with the support of the different areas within the Risk area, independently monitors and challenges the risk management activities performed by the Bank’s Corporate Development and Strategy function. It is an additional component, albeit independent, that is fully integrated in all the Bank’s strategic plans.
●	Corporate development transactions: the Strategic risk function, with the support of the different areas in the Risk area, ensures that corporate development transactions are subject to a risk assessment that comprises their potential impact on both Bank’s risk profile and risk appetite.
●	Top risks: under stressed assumptions, the Bank identifies, evaluates, monitors and proactively manages those risks that may have a significant impact on its results, liquidity or capital affecting its financial health.
●	New products commercialization: The Strategic risk function participates in the process of assessing and validating any new product or service proposal before it is launched on the market by the Bank ensuring full alignment with the defined strategy.
●	Strategic risk report: prepared jointly by the Bank’s Corporate Development and Strategic risk function, as a combined tool for the monitoring and assessment of the Bank’s strategy, in addition to associated risks. This report is presented to the Bank’s Management and covers several topics: strategy execution, strategic projects, corporate development transactions, business model performance, top risks and risk profile.
i)	Climate change

Climate change may imply three primary drivers of financial risk that could adversely affect the Bank:

-	Transition risks associated with the move to a low carbon economy, both at idiosyncratic and systemic levels, such as through policy, regulatory and technological changes.
-	Physical risks related to extreme weather impacts and longer term trends, which could result in financial losses that could impair asset values and the creditworthiness of our customers.
-	Liability risks derived from parties who may suffer losses from the effects of climate change and may seek compensation from those they hold responsible such as state entities, regulators, investors and lenders.

These primary drivers could materialize, among others, in the following financial risks:

-	Credit risks: Physical climate change could lead to increased credit exposure and companies with business models that are not aligned with the climate change may face increased risk of reduced corporate earnings and business disruption due to new regulations or changes in the market.
-	Market risks: Market changes in the most carbon intensive sectors could affect energy and commodity prices, corporate bonds, equities and certain derivatives contracts. Increasing frequency of severe weather events could affect macroeconomic conditions, weakening fundamental factors such as economic growth, employment and inflation.
-	Operational risks: Severe weather events could directly impact business continuity and operations both of customers and ours.
-	Reputational risk could also arise from shifting sentiment among customers and increasing attention and scrutiny from other stakeholders (investors, regulators, etc.) on our response to climate change.

Any of the conditions described above could have a material adverse effect on the Bank´s business, financial condition and results of operations.

Additionally, the Bank has increased focus on the impact of climate risk in relation to market, structural and liquidity risk, which arise from the possibility that changes in climate may adversely affect the value of a financial instrument, a portfolio or the Bank as a whole. This risk may have an impact both on financial instruments fair value or portfolios and on the Bank's liquidity. The Bank measures this risk through stress scenarios for both market and liquidity risk, which arises from the possibility that climate change may adversely affect the value of a financial instrument, a portfolio or the Bank as a whole.

As of December 31, 2022, the Bank has not identified any material impact related to climate change in the consolidated financial statements.

In view of the business activities carried on by the Bank, the Bank does not have any environmental liability, expenses, assets, provisions or contingencies that might be material with respect to its consolidated equity, financial position or results. Therefore, no specific disclosures relating to environmental issues are included in these consolidated financial statements.